UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2021

Date of reporting period:	January 1, 2021 – December 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Putnam VT Multi-Asset Absolute Return Fund

Annual report

12 | 31 | 21

Message from the Trustees

February 11, 2022

Dear Shareholder:

In 2021, most areas of the stock market had another above-average year as corporate earnings rose amid rapid gross domestic product growth. Bonds, on the other hand, had a subpar year, with inflation causing concern. Financial markets are now adjusting to a shift in monetary policy, as the U.S. Federal Reserve reduces its bond-purchasing program and considers raising interest rates.

In 2022, the evolving Covid-19 pandemic remains challenging. Still, companies have learned to adapt to unexpected hurdles. Trends in consumer spending, employment, and credit conditions have been encouraging. We believe economic conditions may remain supportive for financial markets this year.

As the economy shifts gears, Putnam’s investment professionals will be actively managing your fund and monitoring risks, as the firm has done for more than 80 years.

Thank you for investing with Putnam.

Performance summary (as of 12/31/21)

Investment objective
Positive total return

Net asset value December 31, 2021

Class IA: $9.55	Class IB: $9.36

Total return at net asset value (as of 12/31/21)

				Bloomberg
			ICE BofA	U.S.
	Class IA	Class IB	U.S.	Aggregate
	shares	shares	Treasury	Bond	S&P 500
	(5/2/11)	(5/2/11)	Bill Index	Index	Index
1 year	1.06%	0.75%	0.05%	-1.54%	28.71%
5 years	–1.54	–2.55	5.95	19.16	133.41
Annualized	–0.31	–0.52	1.16	3.57	18.47
10 years	12.76	10.11	6.72	33.07	362.57
Annualized	1.21	0.97	0.65	2.90	16.55
Life	8.59	5.82	6.78	41.11	333.12
Annualized	0.78	0.53	0.62	3.28	14.72

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

The ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

The S&P 500® Index is an unmanaged index of common stock performance. All Bloomberg indices are provided by Bloomberg Index Services Limited.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or from the use of derivatives. Due to rounding, weights may not total 100%. Holdings and allocations may vary over time.

Putnam VT Multi-Asset Absolute Return Fund	1

Report from your fund’s managers

Can you describe the investing environment for the 12-month reporting period ended December 31, 2021?

Global financial markets had mixed results during the period. Stocks were buoyed by a recovering economy, the lifting of mobility restrictions in many countries, and fiscal stimulus. However, risks including higher inflation, rising interest rates, China’s weaker economy, and Covid-19 variants caused bouts of market volatility. For the 12-month reporting period, the S&P 500 Index, a broad measure of U.S. stock performance, returned 28.71%.

For most of 2021, the Federal Reserve continued asset purchases, helping to keep interest rates low. In the first quarter of 2021, stimulus-fueled growth and inflation expectations drove yields on all but very short-term government debt higher and bond prices lower. Investors feared that inflationary pressures would eventually lead the Fed to raise short-term rates. In late September 2021, the Fed indicated it was ready to scale back asset purchases as soon as November and could lift interest rates in 2022.

In mid-December, the Fed continued to move toward tighter policy conditions with plans to end its bond-buying stimulus program in March 2022, paving the way for higher interest rates. Other global central banks also scaled back stimulus measures late in the year. The European Central Bank further cut its bond purchases under the Pandemic Emergency Purchase Program, which is due to end in March 2022. The rate-sensitive Bloomberg U.S. Aggregate Bond Index, a measure of investment-grade [IG] fixed income securities, fell 1.54% for the period.

At the end of November and into December, concerns about the Omicron variant of Covid caused increased market volatility. The U.S. Treasury bond yield curve flattened. The Fed’s hawkish pivot pushed up rate-sensitive short-dated bond yields, while the long end of the curve fell due to concerns about the economic impact of rising Covid cases.

How did Putnam VT Multi-Asset Absolute Return Fund perform for the reporting period?

The fund’s class IA shares returned 1.06%, outperforming the benchmark ICE BofA U.S. Treasury Bill Index, which returned 0.05% for the period.

What factors had the biggest influence on performance during the reporting period?

The directional component benefited performance over the period. The equity portion of the risk-balanced portfolio ended positive, and our tactical allocation decisions led performance higher. Our tactical position ranged from modestly long to long equity risk before we removed the position at the end of August. This positioning lifted performance as stocks soared to new highs due to more stimulus, Covid-19 progress, and signs of economic recovery. Overall, the portfolio was net long equity risk, which resulted in a positive contribution from directional equity exposure. The fixed income component of the risk-balanced portfolio finished negative, and our tactical allocation decisions slightly improved results. We entered the period neutral to interest-rate risk and moved slightly short in May. We held this position for the remainder of 2021. Overall, the portfolio was net long to interest-rate risk, which resulted in a negative contribution from directional interest-rate exposure. A tactical long position to commodity risk, implemented in January 2021, boosted performance. A modest tactical long position to credit risk slightly increased results. We removed both positions in August.

The non-directional component finished negative for the period. Equity selection alpha strategies experienced weakness, driven by our opportunistic reflation, forensic accounting long/short, and quantitative emerging market equity long/short strategies. Our global equity long/short strategy was a notable positive. Fixed income sector alpha strategies were a detractor, due to a strategy that shorts U.S. real yields. Currency alpha strategies also weighed on performance. Fixed income selection alpha strategies finished negative, due to a strategy focused on structured mortgage credit. Commodity alpha strategies experienced significant strength over the period. Regional fixed income finished with a modest gain, attributed to a strategy that takes a long position in high-yield debt and a short position in emerging market debt.

How did the fund use derivatives during the reporting period?

We purchased and wrote options to help hedge duration and convexity; isolate prepayment risk; gain exposure to interest rates; hedge against changes in the value of securities owned or expected to be owned; mitigate prepayment risk; generate additional income; gain exposure to securities; manage downside risks; and enhance returns on a security or securities owned. Futures were used to help manage the portfolio’s exposure to market risk, gain exposure to interest rates, equitize cash, and hedge interest-rate and prepayment risks. Forward currency contracts were used to hedge foreign exchange risk and gain exposure to currencies. Additionally, total return swaps were deployed to hedge sector exposure and manage, including by increasing, the fund’s exposure to specific markets, countries, sectors, industries, or baskets of securities. We also used interest-rate swaps to hedge interest-rate and prepayment risks and gain exposure to interest rates. Lastly, credit default swaps were used to hedge credit and market risks, as well as gain exposure to individual issuers and/or baskets of securities.

How is the fund positioned at the start of the first quarter of 2022?

The fund is positioned close to a neutral stance entering the first quarter. Within our dynamic allocation overlay, we are modestly short to interest-rate risk. At the beginning of January 2022, we implemented a modest tactical long position to credit risk. We do not have any tactical positions to equity risk and commodity risk. Within the overall directional component, which includes the structural risk-balanced portfolio and the dynamic allocation overlay, we are net long to equity risk, interest-rate risk, and credit risk.

2	Putnam VT Multi-Asset Absolute Return Fund

What is your outlook for the global economy?

In 2021, the global economy continued to recover from the pandemic-induced downturn, driven by substantial monetary and fiscal policy support, pent-up consumer demand, and Covid vaccine progress. Economic data improved and stocks soared to record highs, but volatility crept into markets due to uncertainties surrounding inflation and supply chain issues, central bank policy, and Covid variants. Entering 2022, these uncertainties are still present. We believe the levels of volatility and sentiment currently priced into markets do not adequately account for them. Thus, we are maintaining our tactically neutral posture.

Given the current backdrop, our outlook on equities is neutral. This view is supported by what we believe has been a move past peak earnings growth, narrowing market breadth, and the expectation for higher interest rates. While we maintain a positive disposition toward equities, we feel risks have become more balanced.

In fixed income, our outlook on credit is slightly bullish. High-yield bond index fundamentals have moved back to reasonable levels, in our opinion, and thus we expect that corporate and structured credit will continue to attract capital in a yield-starved environment. Our outlook on rate-sensitive fixed income is slightly bearish. Real yields are still exceptionally low relative to historical levels, and the Fed has signaled that U.S. monetary policy will tighten from this point on. Fed officials are anticipating three rate hikes in 2022.

Our view on commodities is neutral. OPEC+ is focused on increasing supply as the impact on demand from the Omicron variant is expected to be less severe than originally anticipated. Against this backdrop, we continue to have conviction in our investment strategies.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. International investing involves currency, economic, and political risks. Emerging market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs.

Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful. The fund may not achieve its goal, and it is not intended to be a complete investment program.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. The fund is not intended to outperform stocks and bonds during strong market rallies. The fund’s prospectus lists additional risks. You can lose money by investing in the fund.

Putnam VT Multi-Asset Absolute Return Fund	3

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

4	Putnam VT Multi-Asset Absolute Return Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay onetime transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/21 to 12/31/21. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Net expenses for the fiscal year ended
12/31/20*	0.94%	1.19%
Total annual operating expenses for the fiscal
year ended 12/31/20	1.55%	1.80%
Annualized expense ratio for the six-month
period ended 12/31/21†	0.90%	1.15%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.04%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 4/30/23.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/21		ended 12/31/21
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$4.55	$5.81	$4.58	$5.85
Ending value
(after
expenses)	$1,004.20	$1,003.20	$1,020.67	$1,019.41

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/21. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365). Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Putnam VT Multi-Asset Absolute Return Fund	5

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Multi-Asset Absolute Return Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT Multi-Asset Absolute Return Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

6	Putnam VT Multi-Asset Absolute Return Fund

The fund’s portfolio 12/31/21

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (13.6%)*	amount	Value
U.S. Government Agency Mortgage Obligations (13.6%)
Uniform Mortgage-Backed Securities
4.00%, TBA, 1/1/52	$1,000,000	$1,063,711
3.50%, TBA, 1/1/52	1,000,000	1,053,125
3.00%, TBA, 1/1/52	1,000,000	1,036,367
		3,153,203
Total U.S. government and agency mortgage obligations
(cost $3,151,133)		$3,153,203

COMMON STOCKS (11.9%)*	Shares	Value
Basic materials (1.1%)
Anglo American Platinum, Ltd. (South Africa)	283	$32,265
Kumho Petrochemical Co., Ltd. (South Korea)	188	26,170
MMC Norilsk Nickel PJSC ADR (Russia)	1,719	53,169
POSCO (South Korea)	61	14,003
Southern Copper Corp. (Peru)	797	49,183
Tata Steel, Ltd. (India)	1,631	24,394
Vale SA ADR (Brazil)	155	2,173
Vedanta, Ltd. (India)	9,680	44,440
		245,797
Capital goods (0.3%)
Haitian International Holdings, Ltd. (China)	8,000	22,217
Sri Trang Gloves Thailand PCL (Thailand)	47,400	42,923
		65,140
Communication services (0.1%)
Hellenic Telecommunications Organization
SA (Greece)	907	16,785
KT Corp. (South Korea)	236	6,067
		22,852
Consumer cyclicals (0.8%)
Astra International Tbk PT (Indonesia)	9,600	3,835
Bosideng International Holdings, Ltd. (China)	20,000	12,595
China Yongda Automobiles Services Holdings,
Ltd. (China)	21,000	28,118
Kia Corp. (South Korea)	730	50,117
OPAP SA (Greece)	1,106	15,702
Xinyi Glass Holdings, Ltd. (China)	12,000	30,048
Zhongsheng Group Holdings, Ltd. (China)	6,000	46,825
		187,240
Consumer staples (1.2%)
Ambev SA (Brazil)	16,300	45,125
Arca Continental SAB de CV (Mexico)	1,496	9,500
China Feihe, Ltd. (China)	16,000	21,480
Coca-Cola Icecek AS (Turkey)	771	5,161
Grupo Bimbo SAB de CV Class A (Mexico)	1,966	6,058
Indofood Sukses Makmur Tbk PT (Indonesia)	13,000	5,769
JD.com, Inc. Class A (China) †	932	32,873
JD.com, Inc. ADR (China) †	441	30,901
Marfrig Global Foods SA (Brazil)	3,400	13,472
Thai Union Group PCL Class F (Thailand)	32,900	19,205
Want Want China Holdings, Ltd. (China)	51,000	46,830
Yum China Holdings, Inc. (China)	945	47,099
		283,473
Energy (0.3%)
China Coal Energy Co., Ltd. Class H (China)	7,000	4,040
China Shenhua Energy Co., Ltd. (China)	21,000	49,236
Lukoil PJSC ADR (Russia)	269	24,076
		77,352

COMMON STOCKS (11.9%)* cont.	Shares	Value
Financials (1.9%)
Banco Bradesco SA (Brazil)	8,470	$29,212
Banco Santander (Brasil) S.A. (Units) (Brazil)	8,387	45,142
Banco Santander Chile (Chile)	306,048	12,303
Cathay Financial Holding Co., Ltd. (Taiwan)	15,000	33,800
Chailease Holding Co., Ltd. (Taiwan)	4,956	47,054
China International Capital Corp., Ltd.
Class H (China)	16,800	46,328
China Merchants Bank Co., Ltd. Class H (China)	500	3,886
China Minsheng Banking Corp., Ltd.
Class H (China)	43,500	16,627
CTBC Financial Holding Co., Ltd. (Taiwan)	16,000	14,986
Hana Financial Group, Inc. (South Korea)	1,350	47,541
Hong Leong Bank Bhd (Malaysia)	1,100	4,916
Hopson Development Holdings, Ltd. (China)	880	1,834
KB Financial Group, Inc. (South Korea)	1,092	50,336
Ping An Insurance (Group) Co. of China, Ltd.
Class H (China)	8,000	57,663
Powerlong Real Estate Holdings, Ltd. (China)	14,000	7,331
Sberbank of Russia PJSC ADR (Russia)	788	12,647
Shinhan Financial Group Co., Ltd. (South Korea)	195	6,013
Tisco Financial Group PCL (Thailand)	3,400	9,771
Turkiye Garanti Bankasi AS (Turkey)	5,973	5,089
		452,479
Health care (0.5%)
China Medical System Holdings, Ltd. (China)	13,000	21,722
Cipla, Ltd./India (India) †	656	8,326
CSPC Pharmaceutical Group, Ltd. (China)	42,000	45,637
Emami, Ltd. (India)	1,870	13,047
Sun Pharmaceutical Industries, Ltd. (India)	2,942	33,474
		122,206
Technology (5.0%)
Alibaba Group Holding, Ltd. (China) †	6,728	100,731
Infosys, Ltd. (India)	3,299	83,727
LG Electronics, Inc. (South Korea)	140	16,190
Meituan Dianping Class B (China) †	200	5,782
Mindtree, Ltd. (India)	777	49,849
Novatek Microelectronics Corp. (Taiwan)	3,000	58,199
Parade Technologies, Ltd. (Taiwan)	1,000	76,118
Quanta Computer, Inc. (Taiwan)	8,000	27,338
Realtek Semiconductor Corp. (Taiwan)	1,000	20,968
Samsung Electro-Mechanics Co., Ltd.
(South Korea)	265	43,985
Samsung Electronics Co., Ltd. (South Korea)	2,850	187,103
Taiwan Semiconductor Manufacturing Co., Ltd.
ADR (Taiwan)	1,957	235,439
Tata Consultancy Services, Ltd. (India)	523	26,305
Tech Mahindra, Ltd. (India)	2,347	56,424
Tencent Holdings, Ltd. (China)	1,500	87,995
United Microelectronics Corp. (Taiwan)	11,000	25,700
Wipro, Ltd. (India)	5,835	56,160
		1,158,013
Transportation (0.5%)
COSCO SHIPPING Holdings Co., Ltd.
Class H (China)	25,850	50,192
Evergreen Marine Corp. Taiwan, Ltd. (Taiwan)	10,000	51,240
International Container Terminal Services, Inc.
(Philippines)	2,350	9,216
		110,648
Utilities and power (0.2%)
CPFL Energia SA (Brazil)	9,600	46,242
Glow Energy PCL (Thailand) F	700	—
		46,242
Total common stocks (cost $2,314,211)		$2,771,442

Putnam VT Multi-Asset Absolute Return Fund	7

INVESTMENT COMPANIES (9.1%)*	Shares	Value
Energy Select Sector SPDR Fund	12,704	$705,072
Financial Select Sector SPDR Fund S	16,564	646,824
Health Care Select Sector SPDR Fund S	2,766	389,702
Real Estate Select Sector SPDR Fund	7,269	376,607
Total investment companies (cost $1,940,619)		$2,118,205

	Principal
COMMODITY LINKED NOTES (6.3%)*†††	amount	Value
Bank of America Corp. 144A sr. unsec. unsub.
notes 1-month LIBOR less 0.11%, 2022 (Indexed
to the BofA Merrill Lynch Commodity MLBX4SX6
Excess Return Strategy multiplied by 3)	$340,000	$397,419
Citigroup Global Markets Holdings, Inc. sr. notes
Ser. N, 1-month USD LIBOR less 0.06%, 2022
(Indexed to the Citi Commodities F3 vs F0 —
4x Leveraged Index multiplied by 3)	386,000	563,396
Citigroup Global Markets Holdings, Inc. 144A sr.
notes, zero %, 2022 (Indexed to the Citi Cross-
Asset Trend 10% Vol Index multiplied by 3)	366,000	372,001
Citigroup Global Markets Holdings, Inc. sr. notes
Ser. N, 1-month USD LIBOR less 0.05%, 2022
(Indexed to the S&P GSCI Light Energy Excess
Return Index multiplied by 3)	80,000	137,858
Total commodity Linked Notes (cost $1,172,000)		$1,470,674

	Principal
MORTGAGE-BACKED SECURITIES (4.0%)*	amount	Value
Agency collateralized mortgage obligations (2.9%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 4752, Class PS, IO, ((-1 x 1 Month
US LIBOR) + 6.20%), 6.09%, 11/15/47	$29,613	$4,319
REMICs Ser. 4964, Class IA, IO, 4.50%, 3/25/50	68,960	13,760
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	16,004	2,100
REMICs Ser. 5082, Class IQ, IO, 3.00%, 3/25/51	187,728	21,362
REMICs Ser. 5053, Class IB, IO, 3.00%, 12/25/50	293,227	39,842
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	16,789	1,678
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	21,076	1,263
Federal National Mortgage Association
REMICs Ser. 18-51, Class IO, IO, 6.50%, 7/25/48	96,722	16,176
REMICs IFB Ser. 13-130, Class SD, IO,
((-1 x 1 Month US LIBOR) + 6.60%),
6.498%, 1/25/44	33,215	7,285
REMICs IFB Ser. 17-108, Class SA, IO,
((-1 x 1 Month US LIBOR) + 6.15%),
6.048%, 1/25/48	53,373	10,490
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	29,787	6,102
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x 1 Month
US LIBOR) + 6.10%), 5.998%, 2/25/47	73,373	13,693
REMICs IFB Ser. 16-65, Class CS, IO,
((-1 x 1 Month US LIBOR) + 6.10%),
5.998%, 9/25/46	45,810	8,144
REMICs IFB Ser. 20-16, Class SG, IO,
((-1 x 1 Month US LIBOR) + 6.05%),
5.948%, 3/25/50	55,752	9,216
REMICs IFB Ser. 16-88, Class SK, IO,
((-1 x 1 Month US LIBOR) + 6.00%),
5.898%, 12/25/46	69,344	12,693
REMICs IFB Ser. 17-74, Class SA, IO,
((-1 x 1 Month US LIBOR) + 5.75%),
5.648%, 10/25/47	194,541	30,093
REMICs Ser. 16-3, Class MI, IO, 5.50%, 2/25/46	115,824	20,197
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	101,829	18,321
REMICs Ser. 17-32, Class IP, IO, 4.50%, 5/25/47	50,236	8,079
REMICs Ser. 20-47, Class ID, IO, 4.00%, 7/25/50	108,188	14,314

	Principal
MORTGAGE-BACKED SECURITIES (4.0%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 12-136, Class PI, IO,
3.50%, 11/25/42	$9,022	$467
REMICs Ser. 20-85, Class IP, IO, 3.00%, 12/25/50	231,491	26,632
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	20,259	2,420
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	38,622	1,311
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	8,034	128
Government National Mortgage Association
IFB Ser. 10-125, Class SD, ((-1 x 1 Month
US LIBOR) + 6.68%), 6.573%, 1/16/40	112,800	15,306
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month
US LIBOR) + 6.25%), 6.146%, 7/20/48	61,036	9,261
IFB Ser. 18-104, Class SD, IO, ((-1 x 1 Month
US LIBOR) + 6.20%), 6.096%, 8/20/48	38,890	5,914
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month
US LIBOR) + 6.15%), 6.046%, 9/20/43	11,513	1,952
IFB Ser. 20-33, Class SA, IO, ((-1 x 1 Month
US LIBOR) + 6.10%), 5.996%, 3/20/50	115,715	17,895
IFB Ser. 19-121, Class DS, IO, ((-1 x 1 Month
US LIBOR) + 6.10%), 5.996%, 8/20/49	40,806	5,980
IFB Ser. 16-51, Class MS, IO, ((-1 x 1 Month
US LIBOR) + 6.05%), 5.946%, 4/20/46	48,762	9,236
IFB Ser. 11-17, Class S, IO, ((-1 x 1 Month
US LIBOR) + 6.05%), 5.946%, 2/20/41	24,261	4,675
Ser. 14-184, Class DI, IO, 5.50%, 12/16/44	90,610	18,328
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	54,589	9,845
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	23,033	2,987
Ser. 14-146, Class EI, IO, 5.00%, 10/20/44	25,594	4,671
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	17,680	2,373
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	105	7
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	17,228	3,052
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	24,628	4,579
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	18,029	3,335
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	25,999	4,667
Ser. 18-153, Class AI, IO, 4.50%, 9/16/45	132,140	20,942
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	34,086	5,836
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	28,709	5,413
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	30,673	3,881
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	6,394	1,063
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	5,252	424
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	36,073	6,782
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	36,127	4,882
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	13,696	1,395
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	3,760	9
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	16,020	1,209
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	21,628	2,264
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	1,044	2
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	6,235	259
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	706	1
Ser. 13-157, Class IA, IO, 3.50%, 4/20/40	10,993	175
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	15,184	531
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	51,585	3,434
Ser. 20-173, Class MI, IO, 2.50%, 11/20/50	216,370	24,545
Ser. 17-H02, Class BI, IO, 2.421%, 1/20/67 W	98,030	6,751
Ser. 18-H05, Class AI, IO, 2.371%, 2/20/68 W	90,571	7,699
Ser. 17-H06, Class BI, IO, 2.335%, 2/20/67 W	77,027	5,595
FRB Ser. 16-H16, Class DI, IO, 2.234%, 6/20/66 W	59,444	4,235
Ser. 15-H24, Class HI, IO, 2.084%, 9/20/65 W	178,647	5,449
Ser. 15-H15, Class JI, IO, 1.966%, 6/20/65 W	192,965	13,295
Ser. 15-H19, Class NI, IO, 1.917%, 7/20/65 W	126,301	7,174

8	Putnam VT Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.0%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
FRB Ser. 15-H16, Class XI, IO, 1.894%, 7/20/65 W	$63,702	$4,708
FRB Ser. 15-H11, Class CI, IO, 1.885%, 5/20/65 W	247,737	14,593
Ser. 15-H20, Class CI, IO, 1.836%, 8/20/65 W	115,004	8,108
Ser. 15-H10, Class CI, IO, 1.81%, 4/20/65 W	109,941	6,322
Ser. 16-H03, Class AI, IO, 1.765%, 1/20/66 W	98,546	5,559
Ser. 15-H25, Class BI, IO, 1.742%, 10/20/65 W	173,882	11,772
Ser. 15-H09, Class AI, IO, 1.738%, 4/20/65 W	137,173	7,486
Ser. 17-H14, Class DI, IO, 1.711%, 6/20/67 W	197,096	8,554
Ser. 16-H02, Class BI, IO, 1.698%, 11/20/65 W	206,962	14,446
Ser. 15-H09, Class BI, IO, 1.687%, 3/20/65 W	137,612	7,098
Ser. 15-H25, Class AI, IO, 1.621%, 9/20/65 W	192,472	10,624
Ser. 15-H10, Class EI, IO, 1.609%, 4/20/65 W	65,072	2,301
Ser. 11-H15, Class AI, IO, 1.556%, 6/20/61 W	51,351	2,078
Ser. 16-H04, Class KI, IO, 1.514%, 2/20/66 W	66,721	3,096
Ser. 14-H21, Class AI, IO, 1.47%, 10/20/64 W	132,447	7,887
Ser. 16-H08, Class GI, IO, 1.441%, 4/20/66 W	134,739	5,774
		667,799
Commercial mortgage-backed securities (0.2%)
GS Mortgage Securities Trust 144A FRB
Ser. 14-GC24, Class D, 4.533%, 9/10/47 W	27,000	18,702
JPMBB Commercial Mortgage Securities Trust
144A FRB Ser. 13-C14, Class E, 4.548%, 8/15/46 W	16,000	11,151
JPMorgan Chase Commercial Mortgage
Securities Trust Ser. 06-LDP9, Class AMS,
5.337%, 5/15/47	9,461	8,929
ML-CFC Commercial Mortgage Trust 144A FRB
Ser. 06-4, Class XC, IO, 1.156%, 12/12/49 W	470	2
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	17,000	366
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	30,000	3,447
Ser. 12-C7, Class F, 4.50%, 6/15/45 W	100,000	13,350
		55,947
Residential mortgage-backed securities (non-agency) (0.9%)
Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 07-AR5, Class 1A1A, 2.894%, 4/25/37 W	21,048	21,050
Countrywide Home Loans Mortgage
Pass-Through Trust FRB Ser. 05-3, Class 1A1,
(1 Month US LIBOR + 0.62%), 0.722%, 4/25/35	5,404	4,915
Federal Home Loan Mortgage Corporation 144A
Seasoned Credit Risk Transfer Trust Ser. 19-4,
Class M, 4.50%, 2/25/59 W	29,000	29,914
Structured Agency Credit Risk Trust REMICs
FRB Ser. 20-HQA2, Class M2, (1 Month US LIBOR
+ 3.10%), 3.203%, 3/25/50	10,878	11,005
Federal National Mortgage Association
Connecticut Avenue Securities FRB
Ser. 16-C02, Class 1B, (1 Month US LIBOR
+ 12.25%), 12.353%, 9/25/28	59,574	68,437
Connecticut Avenue Securities FRB
Ser. 15-C04, Class 1M2, (1 Month US LIBOR
+ 5.70%), 5.803%, 4/25/28	10,917	11,500
Connecticut Avenue Securities FRB
Ser. 17-C02, Class 2B1, (1 Month US LIBOR
+ 5.50%), 5.603%, 9/25/29	10,000	10,963
Connecticut Avenue Securities FRB
Ser. 15-C02, Class 2M2, (1 Month US LIBOR
+ 4.00%), 4.103%, 5/25/25	132	132
Connecticut Avenue Securities FRB
Ser. 17-C03, Class 1M2, (1 Month US LIBOR
+ 3.00%), 3.103%, 10/25/29	13,269	13,579

	Principal
MORTGAGE-BACKED SECURITIES (4.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB
Ser. 17-C06, Class 2M2, (1 Month US LIBOR
+ 2.80%), 2.903%, 2/25/30	$6,011	$6,135
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB
Ser. 20-R01, Class 1B1, (1 Month US LIBOR
+ 3.25%), 3.353%, 1/25/40	10,000	10,055
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR
+ 0.92%), 1.022%, 10/25/44	11,015	10,718
		198,403
Total mortgage-backed securities (cost $1,156,281)		$922,149

	Expiration	Strike
WARRANTS (1.0%)* †	date	price	Warrants	Value
Bank of Jiangsu Co., Ltd.
144A (China)	9/28/22	$0.00	48,700	$44,669
ENN Natural Gas Co., Ltd.
144A (China)	9/16/22	0.00	2,000	5,777
G-bits Network Technology
Xiamen Co., Ltd. 144A (China)	10/21/22	0.00	100	6,637
Sany Heavy Industry Co., Ltd.
144A Class A, (China)	1/17/22	0.00	11,500	41,252
Shaanxi Coal Industry Co.,
Ltd. 144A (China)	7/29/22	0.00	14,100	27,064
Shenzhen Mindray
Bio-Medical Electronics Co.,
Ltd. 144A (China) (acquired
12/10/21, cost $49,100)	1/27/23	0.00	700	41,938
Youngor Group Co., Ltd.
144A (China)	7/29/22	0.00	43,700	47,371
Zhuzhou Kibing Group Co.,
Ltd. 144A (China)	7/29/22	0.00	3,127	8,413
Total warrants (cost $233,085)				$223,121

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.6%)*	amount	Value
Mexico (Government of) sr. unsec.
bonds 5.55%, 1/21/45 (Mexico)	$44,000	$52,635
Uruguay (Oriental Republic of)
sr. unsec. unsub. notes 4.375%,
10/27/27 (Uruguay)	$70,000	78,575
Total foreign government and agency bonds and notes
(cost $120,167)		$131,210

	Principal
ASSET-BACKED SECURITIES (0.5%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1,
Class NOTE, (BBA LIBOR USD 3 Month + 2.90%),
3.025%, 7/25/24	$25,000	$25,015
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR
+ 0.90%), 1.002%, 10/25/53	25,000	25,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 0.80%), 0.902%, 11/25/53	25,000	25,000
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR
+ 0.80%), 0.902%, 4/25/22	25,000	25,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR
+ 0.75%), 0.852%, 8/8/22	25,000	25,000
Total asset-backed securities (cost $125,000)		$125,015

Putnam VT Multi-Asset Absolute Return Fund	9

		Principal
CORPORATE BONDS AND NOTES (0.4%)*		amount	Value
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)		$20,000	$21,936
Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 8.75%, 5/23/26 (Brazil)		10,000	12,150
Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)		21,000	22,654
Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 5.999%, 1/27/28 (Brazil)		15,000	16,313
Petroleos Mexicanos 144A company guaranty sr.
unsec. unsub. bonds 6.70%, 2/16/32 (Mexico)		12,000	12,120
Total corporate bonds and notes (cost $79,122)			$85,173

		Principal
		amount/
SHORT-TERM INVESTMENTS (66.1%)*		shares	Value
Putnam Cash Collateral
Pool, LLC 0.12% [d]	Shares	942,055	942,055
Putnam Short Term Investment Fund
Class P 0.13% L	Shares	9,968,560	9,968,560
Atlantic Asset Securitization, LLC asset backed
commercial paper 0.170%, 2/15/22		$250,000	$249,948
CAFCO, LLC asset backed commercial paper
0.230%, 4/22/22		250,000	249,794
Canadian Imperial Bank of Commerce
commercial paper 0.150%, 2/7/22		250,000	249,978
Collateralized Commercial Paper V Co., LLC
asset backed commercial paper 0.140%, 1/18/22		250,000	249,989
Fairway Finance Co., LLC asset backed
commercial paper 0.140%, 2/10/22		250,000	249,951
FMS Wertmanagement commercial paper
0.125%, 2/17/22		250,000	249,945
Liberty Street Funding, LLC asset backed
commercial paper 0.140%, 3/1/22		250,000	249,916
Manhattan Asset Funding Co., LLC asset backed
commercial paper 0.150%, 2/16/22		250,000	249,946
Mitsubishi UFJ Trust & Banking Corp./Singapore
commercial paper 0.175%, 2/18/22		250,000	249,956
Nationwide Building Society commercial paper
0.170%, 1/24/22		250,000	249,982
NRW.Bank commercial paper 0.180%, 3/1/22		250,000	249,967
Skandinaviska Enskilda Banken AB commercial
paper 0.220%, 3/24/22		250,000	249,895
U.S. Treasury Bills 0.052%, 5/19/22 # ∆ §		250,000	249,908
U.S. Treasury Bills 0.056%, 5/5/22 # §		250,000	249,933
U.S. Treasury Bills 0.044%, 3/17/22 # ∆ §		325,001	324,963
U.S. Treasury Bills 0.063%, 4/21/22 # ∆ §		250,000	249,945
U.S. Treasury Bills 0.031%, 3/10/22 # ∆ §		400,000	399,969
Total short-term investments (cost $15,384,665)			$15,384,600
Total investments (cost $25,676,283)			$26,384,792

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2021 through December 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $23,267,901.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $355,880 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

∆  This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $547,905 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $212,947 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d  Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F  This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L  Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S  Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W   The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

10	Putnam VT Multi-Asset Absolute Return Fund

At the close of the reporting period, the fund maintained liquid assets totaling $9,158,231 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	78.5%	United Kingdom	1.0%
China	4.1	Singapore	1.0
Canada	3.0	Japan	1.0
Taiwan	2.3	Sweden	1.0
Germany	2.0	Brazil	0.9
South Korea	1.8	Other	1.8
India	1.6	Total	100.0%

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/21 (aggregate face value $39,023,793)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/19/22	$221,475	$216,651	$4,824
	Australian Dollar	Sell	1/19/22	221,475	221,805	330
	British Pound	Buy	3/16/22	83,759	82,425	1,334
	British Pound	Sell	3/16/22	83,759	81,925	(1,834)
	Canadian Dollar	Buy	1/19/22	50,120	49,775	345
	Canadian Dollar	Sell	1/19/22	50,120	50,413	293
	Euro	Buy	3/16/22	157,914	157,420	494
	Euro	Sell	3/16/22	157,914	156,539	(1,375)
	Japanese Yen	Buy	2/16/22	58,903	59,593	(690)
	Japanese Yen	Sell	2/16/22	58,903	59,689	786
	New Zealand Dollar	Buy	1/19/22	224,750	226,843	(2,093)
	New Zealand Dollar	Sell	1/19/22	224,750	228,536	3,786
	Swiss Franc	Buy	3/16/22	21,440	21,183	257
	Swiss Franc	Sell	3/16/22	21,440	21,280	(160)
Barclays Bank PLC
	Australian Dollar	Buy	1/19/22	129,436	127,480	1,956
	Australian Dollar	Sell	1/19/22	129,436	129,581	145
	British Pound	Buy	3/16/22	138,291	136,057	2,234
	British Pound	Sell	3/16/22	138,291	135,103	(3,188)
	Canadian Dollar	Buy	1/19/22	356,294	353,226	3,068
	Canadian Dollar	Sell	1/19/22	356,294	362,260	5,966
	Euro	Buy	3/16/22	68,182	67,593	589
	Euro	Sell	3/16/22	68,182	67,956	(226)
	Japanese Yen	Buy	2/16/22	86,733	87,756	(1,023)
	Japanese Yen	Sell	2/16/22	86,733	87,892	1,159
	New Zealand Dollar	Buy	1/19/22	83,888	82,652	1,236
	New Zealand Dollar	Sell	1/19/22	83,888	85,306	1,418
	Swiss Franc	Buy	3/16/22	88,510	87,453	1,057
	Swiss Franc	Sell	3/16/22	88,510	87,879	(631)
Citibank, N.A.
	Australian Dollar	Buy	1/19/22	9,386	9,181	205
	Australian Dollar	Sell	1/19/22	9,386	9,400	14
	British Pound	Buy	3/16/22	215,961	212,523	3,438
	British Pound	Sell	3/16/22	215,961	211,226	(4,735)
	Canadian Dollar	Buy	1/19/22	305,700	302,622	3,078
	Canadian Dollar	Sell	1/19/22	305,700	310,168	4,468
	Euro	Buy	3/16/22	58,605	58,407	198
	Euro	Sell	3/16/22	58,605	58,093	(512)
	Japanese Yen	Buy	2/16/22	6,740	6,820	(80)

Putnam VT Multi-Asset Absolute Return Fund	11

FORWARD CURRENCY CONTRACTS at 12/31/21 (aggregate face value $39,023,793) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Citibank, N.A. cont.
	Japanese Yen	Sell	2/16/22	$6,740	$6,830	$90
	New Zealand Dollar	Buy	1/19/22	195,373	192,948	2,425
	New Zealand Dollar	Sell	1/19/22	195,373	198,629	3,256
	Swedish Krona	Buy	3/16/22	29,897	29,856	41
	Swedish Krona	Sell	3/16/22	29,897	29,857	(40)
	Swiss Franc	Buy	3/16/22	129,521	127,976	1,545
	Swiss Franc	Sell	3/16/22	129,521	128,549	(972)
Credit Suisse International
	Australian Dollar	Buy	1/19/22	2,619	2,623	(4)
	Australian Dollar	Sell	1/19/22	2,619	2,562	(57)
	British Pound	Buy	3/16/22	89,307	87,361	1,946
	British Pound	Sell	3/16/22	89,307	87,872	(1,435)
	Canadian Dollar	Buy	1/19/22	59,843	60,784	(941)
	Canadian Dollar	Sell	1/19/22	59,843	60,159	316
	Euro	Buy	3/16/22	102,159	101,279	880
	Euro	Sell	3/16/22	102,159	101,818	(341)
	New Zealand Dollar	Buy	1/19/22	81,148	82,509	(1,361)
	New Zealand Dollar	Sell	1/19/22	81,148	79,938	(1,210)
Goldman Sachs International
	Australian Dollar	Buy	1/19/22	264,039	265,017	(978)
	Australian Dollar	Sell	1/19/22	264,039	263,926	(113)
	British Pound	Buy	3/16/22	291,872	287,182	4,690
	British Pound	Sell	3/16/22	291,872	285,314	(6,558)
	Canadian Dollar	Buy	1/19/22	510,369	513,297	(2,928)
	Canadian Dollar	Sell	1/19/22	510,369	509,577	(792)
	Euro	Buy	3/16/22	298,383	295,814	2,569
	Euro	Sell	3/16/22	298,383	297,434	(949)
	Japanese Yen	Buy	2/16/22	81,685	82,042	(357)
	Japanese Yen	Sell	2/16/22	81,685	82,470	785
	New Zealand Dollar	Buy	1/19/22	335,824	332,346	3,478
	New Zealand Dollar	Sell	1/19/22	335,824	343,038	7,214
	Norwegian Krone	Buy	3/16/22	30,959	30,029	930
	Norwegian Krone	Sell	3/16/22	30,959	30,190	(769)
	Swiss Franc	Buy	3/16/22	22,210	21,944	266
	Swiss Franc	Sell	3/16/22	22,210	22,051	(159)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/19/22	99,242	97,078	2,164
	Australian Dollar	Sell	1/19/22	99,242	99,359	117
	British Pound	Buy	3/16/22	108,657	106,285	2,372
	British Pound	Sell	3/16/22	108,657	106,928	(1,729)
	Canadian Dollar	Buy	1/19/22	87,196	87,703	(507)
	Canadian Dollar	Sell	1/19/22	87,196	86,135	(1,061)
	Euro	Buy	3/16/22	311,837	310,797	1,040
	Euro	Sell	3/16/22	311,837	309,120	(2,717)
	Japanese Yen	Buy	2/16/22	68,206	68,956	(750)
	Japanese Yen	Sell	2/16/22	68,206	69,117	911
	New Zealand Dollar	Buy	1/19/22	125,934	129,478	(3,544)
	New Zealand Dollar	Sell	1/19/22	125,934	128,031	2,097
	Swiss Franc	Buy	3/16/22	68,169	67,353	816
	Swiss Franc	Sell	3/16/22	68,169	67,681	(488)

12	Putnam VT Multi-Asset Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 12/31/21 (aggregate face value $39,023,793) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/19/22	$268,841	$269,242	$(401)
	Australian Dollar	Sell	1/19/22	268,841	276,426	7,585
	British Pound	Buy	3/16/22	100,674	98,473	2,201
	British Pound	Sell	3/16/22	100,674	99,075	(1,599)
	Canadian Dollar	Buy	1/19/22	347,677	353,272	(5,595)
	Canadian Dollar	Sell	1/19/22	347,677	344,236	(3,441)
	Euro	Buy	3/16/22	419,013	415,390	3,623
	Euro	Sell	3/16/22	419,013	417,662	(1,351)
	Japanese Yen	Buy	2/16/22	196,638	199,275	(2,637)
	Japanese Yen	Sell	2/16/22	196,638	198,969	2,331
	New Zealand Dollar	Buy	1/19/22	696,712	708,220	(11,508)
	New Zealand Dollar	Sell	1/19/22	696,712	686,363	(10,349)
	Norwegian Krone	Buy	3/16/22	20,537	19,949	588
	Norwegian Krone	Sell	3/16/22	20,537	19,892	(645)
	Swiss Franc	Buy	3/16/22	139,856	138,183	1,673
	Swiss Franc	Sell	3/16/22	139,856	138,825	(1,031)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/19/22	572,023	574,983	(2,960)
	Australian Dollar	Sell	1/19/22	572,023	559,757	(12,266)
	British Pound	Buy	3/16/22	141,809	139,542	2,267
	British Pound	Sell	3/16/22	141,809	138,552	(3,257)
	Canadian Dollar	Buy	1/19/22	360,168	367,261	(7,093)
	Canadian Dollar	Sell	1/19/22	360,168	361,625	1,457
	Euro	Buy	3/16/22	95,660	95,358	302
	Euro	Sell	3/16/22	95,660	94,823	(837)
	Japanese Yen	Buy	2/16/22	186,871	189,412	(2,541)
	Japanese Yen	Sell	2/16/22	186,871	189,443	2,572
	New Zealand Dollar	Buy	1/19/22	346,096	354,579	(8,483)
	New Zealand Dollar	Sell	1/19/22	346,096	351,859	5,763
	Swedish Krona	Buy	3/16/22	46,142	45,901	241
	Swedish Krona	Sell	3/16/22	46,142	45,903	(239)
	Swiss Franc	Buy	3/16/22	62,232	61,338	894
	Swiss Franc	Sell	3/16/22	62,232	61,542	(690)
NatWest Markets PLC
	Australian Dollar	Buy	1/19/22	130,673	130,871	(198)
	Australian Dollar	Sell	1/19/22	130,673	130,833	160
	British Pound	Buy	3/16/22	33,017	32,350	667
	British Pound	Sell	3/16/22	33,017	32,293	(724)
	Canadian Dollar	Buy	1/19/22	76,445	76,886	(441)
	Canadian Dollar	Sell	1/19/22	76,445	75,515	(930)
	Euro	Buy	3/16/22	123,253	122,860	393
	Euro	Sell	3/16/22	123,253	122,178	(1,075)
	Japanese Yen	Buy	2/16/22	63,792	64,133	(341)
	Japanese Yen	Sell	2/16/22	63,792	64,645	853
	New Zealand Dollar	Buy	1/19/22	330,620	329,304	1,316
	New Zealand Dollar	Sell	1/19/22	330,620	336,166	5,546
	Swiss Franc	Buy	3/16/22	187,244	185,910	1,334
	Swiss Franc	Sell	3/16/22	187,244	184,986	(2,258)
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/19/22	1,160,928	1,155,614	5,314
	Australian Dollar	Sell	1/19/22	1,160,926	1,180,255	19,329
	British Pound	Buy	3/16/22	206,760	202,254	4,506

Putnam VT Multi-Asset Absolute Return Fund	13

FORWARD CURRENCY CONTRACTS at 12/31/21 (aggregate face value $39,023,793) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co. cont.
	British Pound	Sell	3/16/22	$206,760	$203,466	$(3,294)
	Canadian Dollar	Buy	1/19/22	757,648	766,607	(8,959)
	Canadian Dollar	Sell	1/19/22	757,648	760,764	3,116
	Euro	Buy	3/16/22	577,383	572,482	4,901
	Euro	Sell	3/16/22	577,383	575,475	(1,908)
	Japanese Yen	Buy	2/16/22	1,128,293	1,142,829	(14,536)
	Japanese Yen	Sell	2/16/22	1,128,291	1,141,769	13,478
	New Zealand Dollar	Buy	1/19/22	536,812	555,162	(18,350)
	New Zealand Dollar	Sell	1/19/22	536,812	535,515	(1,297)
	Swedish Krona	Buy	3/16/22	20,330	20,351	(21)
	Swedish Krona	Sell	3/16/22	20,330	20,218	(112)
	Swiss Franc	Buy	3/16/22	304,121	301,969	2,152
	Swiss Franc	Sell	3/16/22	304,121	300,453	(3,668)
Toronto-Dominion Bank
	Australian Dollar	Buy	1/19/22	198,702	200,182	(1,480)
	Australian Dollar	Sell	1/19/22	198,702	194,343	(4,359)
	British Pound	Buy	3/16/22	166,436	163,766	2,670
	British Pound	Sell	3/16/22	166,436	162,631	(3,805)
	Canadian Dollar	Buy	1/19/22	447,996	444,213	3,783
	Canadian Dollar	Sell	1/19/22	447,996	455,126	7,130
	Euro	Buy	3/16/22	144,802	143,637	1,165
	Euro	Sell	3/16/22	144,802	144,336	(466)
	Japanese Yen	Buy	2/16/22	260,634	263,708	(3,074)
	Japanese Yen	Sell	2/16/22	260,634	264,231	3,597
	New Zealand Dollar	Buy	1/19/22	140,452	138,389	2,063
	New Zealand Dollar	Sell	1/19/22	140,452	142,777	2,325
	Norwegian Krone	Buy	3/16/22	60,613	58,714	1,899
	Norwegian Krone	Sell	3/16/22	60,613	58,990	(1,623)
UBS AG
	Australian Dollar	Buy	1/19/22	249,705	249,571	134
	Australian Dollar	Sell	1/19/22	249,705	252,749	3,044
	British Pound	Buy	3/16/22	214,067	209,396	4,671
	British Pound	Sell	3/16/22	214,067	210,616	(3,451)
	Canadian Dollar	Buy	1/19/22	346,808	347,758	(950)
	Canadian Dollar	Sell	1/19/22	346,808	353,049	6,241
	Euro	Buy	3/16/22	628,691	626,661	2,030
	Euro	Sell	3/16/22	628,691	623,203	(5,488)
	Japanese Yen	Buy	2/16/22	716,015	724,195	(8,180)
	Japanese Yen	Sell	2/16/22	716,015	725,277	9,262
	New Zealand Dollar	Buy	1/19/22	283,163	292,221	(9,058)
	New Zealand Dollar	Sell	1/19/22	283,163	287,147	3,984
	Swiss Franc	Buy	3/16/22	70,808	69,961	847
	Swiss Franc	Sell	3/16/22	70,808	70,301	(507)
WestPac Banking Corp.
	British Pound	Buy	3/16/22	18,267	17,869	398
	British Pound	Sell	3/16/22	18,267	17,976	(291)
	Canadian Dollar	Buy	1/19/22	8,854	8,746	108
	Canadian Dollar	Sell	1/19/22	8,854	8,905	51
	Euro	Buy	3/16/22	12,998	12,885	113
	Euro	Sell	3/16/22	12,998	12,957	(41)
	Japanese Yen	Buy	2/16/22	11,270	11,422	(152)
	Japanese Yen	Sell	2/16/22	11,270	11,401	131

14	Putnam VT Multi-Asset Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 12/31/21 (aggregate face value $39,023,793) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp. cont.
	New Zealand Dollar	Buy	1/19/22	$106,075	$109,924	$(3,849)
	New Zealand Dollar	Sell	1/19/22	106,075	107,164	1,089
Unrealized appreciation						233,923
Unrealized (depreciation)						(229,116)
Total						$4,807

* The exchange currency for all contracts listed is the United States Dollar.

					Unrealized
	Number of	Notional		Expiration	appreciation/
FUTURES CONTRACTS OUTSTANDING at 12/31/21	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Long)	18	$4,289,562	$4,282,650	Mar-22	$88,759
U.S. Treasury Note 2 yr (Short)	18	3,927,094	3,927,094	Mar-22	3,491
U.S. Treasury Note 5 yr (Short)	34	4,113,203	4,113,203	Mar-22	(17,873)
U.S. Treasury Note 10 yr (Long)	84	10,959,375	10,959,375	Mar-22	127,733
Unrealized appreciation					219,983
Unrealized (depreciation)					(17,873)
Total					$202,110

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 12/31/21
Counterparty			Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	$4,900	$(638)	$173
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	3,700	(84)	(44)
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	4,900	(638)	(256)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	3,700	(1,740)	(1,200)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	1,700	(215)	129
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	1,700	(215)	(132)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	8,600	(1,201)	1,098
(2.8325)/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	8,600	(1,201)	(1,200)
Unrealized appreciation				1,400
Unrealized (depreciation)				(2,832)
Total				$(1,432)

TBA SALE COMMITMENTS OUTSTANDING at 12/31/21	Principal	Settlement
(proceeds receivable $3,038,242)	amount	date	Value
Uniform Mortgage-Backed Securities, 2.50%, 1/1/52	$2,000,000	1/13/22	$2,042,188
Uniform Mortgage-Backed Securities, 2.00%, 1/1/52	1,000,000	1/13/22	997,594
Total			$3,039,782

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/21
		Upfront				Unrealized
		premium	Termination	Payments	Payments	appreciation/
Notional amount	Value	received (paid)	date	made by fund	received by fund	(depreciation)
$483,000	$1,748 E	$(826)	3/16/32	Secured Overnight Financing	1.385% — Annually	$922
				Rate — Annually
2,768,000	1,688 E	(1,483)	3/16/24	Secured Overnight Financing	0.90% — Annually	206
				Rate — Annually
994,000	3,916 E	4,469	3/16/27	1.25% — Annually	Secured Overnight Financing	552
					Rate — Annually
1,145,000	5,771 E	(7,573)	3/16/32	Secured Overnight Financing	1.40% — Annually	(1,802)
				Rate — Annually
48,000	1,611 E	(1,759)	3/16/52	Secured Overnight Financing	1.60% — Annually	(148)
				Rate — Annually
31,000	80	4	12/23/31	1.285% — Annually	Secured Overnight Financing	74
					Rate — Annually

Putnam VT Multi-Asset Absolute Return Fund	15

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/21 cont.
			Upfront				Unrealized
			premium	Termination	Payments	Payments	appreciation/
Notional amount		Value	received (paid)	date	made by fund	received by fund	(depreciation)
	$5,000	$4	$—	12/24/26	Secured Overnight Financing	1.096% — Annually	$(2)
					Rate — Annually
	4,000	10	(2)	12/24/31	1.285% — Annually	Secured Overnight Financing	7
						Rate — Annually
	6,000	26	1	12/24/51	Secured Overnight Financing	1.435% — Annually	(23)
					Rate — Annually
	1,129,000	1,298	(15)	1/3/32	1.3265% — Annually	Secured Overnight Financing	(1,313)
						Rate — Annually
AUD	26,000	10 E	48	3/16/32	6 month AUD-BBR-BBSW —	2.04% — Semiannually	59
					Semiannually
CAD	229,000	1,222 E	621	3/16/32	3 month CAD-BA-CDOR —	2.08% — Semiannually	1,843
					Semiannually
CHF	271,000	5,550 E	474	3/16/32	0.070% plus Swiss Average	—	(5,095)
					Rate Overnight — Annually
EUR	304,000	6,348 E	1,515	3/16/32	6 month EUR-EURIBOR-	0.15% — Annually	(4,833)
					REUTERS — Semiannually
GBP	89,000	1,283 E	753	3/16/32	0.85% — Annually	Sterling	2,035
						Overnight Index Average —
						Annually
NOK	2,056,000	4,791 E	(599)	3/16/32	1.695% — Annually	6 month NOK-NIBOR-NIBR —	4,192
						Semiannually
NZD	322,000	1,780 E	(832)	3/16/32	2.590% — Semiannually	3 month NZD-BBR-FRA —	949
						Quarterly
SEK	754,000	1,204 E	(26)	3/16/32	0.850% — Annually	3 month SEK-STIBOR-SIDE —	1,178
						Quarterly
Total			$(5,230)				$(1,199)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/21
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$5,220,499	$5,369,562	$—	10/12/22	(Secured Overnight	A basket (MLFCF15) of	$150,245
				Financing Rate plus	common stocks — Quarterly*
				0.22%) — Quarterly
64,858	65,869	—	6/20/23	(Secured Overnight	Al Rajhi Bank — Monthly	993
				Financing Rate plus
				1.00%) — Monthly
5,209,628	5,371,858	—	10/12/22	Secured Overnight	Russell 1000 Total Return	(161,999)
				Financing Rate plus	Index — Quarterly
				0.05% — Quarterly
16,491	17,095	—	6/20/23	(Secured Overnight	United Electronics Co. —	599
				Financing Rate plus	Monthly
				1.00%) — Monthly
Barclays Bank PLC
1,783,681	1,775,904	—	5/26/22	(0.10%) — Monthly	Buraschi Barclays Adaptive	(7,791)
					Trend Strategy EX-
					Commodities ER — Monthly†††
Citibank, N.A.
24,086	27,360	—	7/5/22	1 month USD-LIBOR-	AAR Corp. — Monthly	(3,278)
				BBA minus 0.35% —
				Monthly
15,043	16,483	—	7/5/22	1 month USD-LIBOR-	ACI Worldwide, Inc. —	(1,442)
				BBA minus 0.35% —	Monthly
				Monthly
30,409	36,054	—	7/5/22	1 month USD-LIBOR-	Adapt Health Corp. —	(5,650)
				BBA minus 0.25% —	Monthly
				Monthly

16	Putnam VT Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/21 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$40,714	$42,459	$—	7/5/22	1 month USD-LIBOR-	Advance Auto Parts Inc. —	$(1,929)
				BBA minus 0.35% —	Monthly
				Monthly
9,685	9,864	—	7/5/22	1 month USD-LIBOR-	B&G Foods, Inc. — Monthly	(348)
				BBA minus 1.85% —
				Monthly
76,939	87,275	—	7/5/22	1 month USD-LIBOR-	Bausch Health Cos, Inc. —	(10,350)
				BBA minus 0.35% —	Monthly
				Monthly
25,005	25,828	—	7/5/22	1 month USD-LIBOR-	Century Link, Inc. — Monthly	(1,274)
				BBA minus 0.35% —
				Monthly
38,795	38,080	—	7/5/22	1 month USD-LIBOR-	Diversey Holdings Ltd —	709
				BBA minus 0.35% —	Monthly
				Monthly
33,173	33,191	—	7/5/22	1 month USD-LIBOR-	Dycom Industries, Inc. —	(23)
				BBA minus 0.35% —	Monthly
				Monthly
3,433	3,283	—	7/5/22	1 month USD-LIBOR-	Ebix, Inc. — Monthly	142
				BBA minus 1.25% —
				Monthly
56,688	55,880	—	7/5/22	1 month USD-LIBOR-	Elanco Animal Health, Inc. —	798
				BBA minus 0.35% —	Monthly
				Monthly
36,549	37,293	—	7/5/22	1 month USD-LIBOR-	Energizer Holdings, Inc. —	(1,029)
				BBA minus 0.35% —	Monthly
				Monthly
32,955	34,023	—	7/5/22	1 month USD-LIBOR-	First Citizens Bcshs -Cl A —	(1,074)
				BBA minus 0.35% —	Monthly
				Monthly
23,728	24,977	—	7/5/22	1 month USD-LIBOR-	Healthcare Services Group —	(1,548)
				BBA — Monthly	Monthly
44,689	44,249	—	7/5/22	1 month USD-LIBOR-	Helen of Troy Ltd — Monthly	436
				BBA minus 0.35% —
				Monthly
77,723	76,980	—	7/5/22	1 month USD-LIBOR-	L3Harris Technologies Inc —	731
				BBA minus 0.35% —	Monthly
				Monthly
12,201	12,538	—	7/5/22	1 month USD-LIBOR-	Liveperson Inc. — Monthly	(339)
				BBA minus 0.35% —
				Monthly
73,452	84,759	—	7/5/22	1 month USD-LIBOR-	Penumbra, Inc. — Monthly	(11,319)
				BBA minus 0.35% —
				Monthly
11,441	9,485	—	7/5/22	1 month USD-LIBOR-	Plug Power, Inc. — Monthly	1,954
				BBA minus 0.35% —
				Monthly
33,280	34,004	—	7/5/22	1 month USD-LIBOR-	Primoris Services Corp. —	(814)
				BBA minus 0.35% —	Monthly
				Monthly
88,121	85,460	—	7/5/22	1 month USD-LIBOR-	Ralph Lauren Corp. —	2,152
				BBA minus 0.35% —	Monthly
				Monthly
8,474	6,717	—	7/5/22	1 month USD-LIBOR-	Stitch Fix Inc Class A —	1,756
				BBA minus 0.35% —	Monthly
				Monthly
90,811	95,110	—	7/5/22	1 month USD-LIBOR-	Tesla, Inc. — Monthly	(4,314)
				BBA minus 1.30% —
				Monthly

Putnam VT Multi-Asset Absolute Return Fund	17

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/21 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$32,044	$35,151	$—	7/5/22	1 month USD-LIBOR-	Universal Display Corp. —	$(3,156)
				BBA minus 0.35% —	Monthly
				Monthly
9,487	9,786	—	7/5/22	1 month USD-LIBOR-	WD–40 Co. — Monthly	(273)
				BBA minus 0.35% —
				Monthly
4,834	3,928	—	7/5/22	1 month USD-LIBOR-	Zynex, Inc. — Monthly	905
				BBA minus 3.25% —
				Monthly
Credit Suisse International
1,557,612	1,551,713	—	11/2/22	Secured Overnight	MSCI Daily TR Net Emerging	5,899
				Financing Rate minus	Markets USD — Monthly
				0.05% — Monthly
6,572,682	6,741,904	—	12/15/25	(Secured Overnight	A basket (GSGLPWDL) of	172,724
				Financing Rate plus	common stocks — Monthly*
				0.40%) — Monthly
6,451,852	6,627,030	—	12/15/25	Secured Overnight	A basket (GSGLPWDS) of	(182,760)
				Financing Rate minus	common stocks — Monthly*
				0.25% — Monthly
17,766	17,333	—	12/15/25	1 month USD-LIBOR-	Beyond Meat, Inc. — Monthly	417
				BBA minus 0.50% —
				Monthly
14,665	14,605	—	12/15/25	1 month USD-LIBOR-	Bloom Energy Corp. — A —	58
				BBA minus 0.35% —	Monthly
				Monthly
31,885	29,199	—	12/15/25	1 month USD-LIBOR-	First Solar Inc. — Monthly	2,683
				BBA minus 0.35% —
				Monthly
238,225	240,494	—	12/15/25	(0.45%) — Monthly	Goldman Sachs Volatility	2,224
					Carry US Enhanced 3x Excess
					Return Strategy — Monthly ††
772,061	779,987	—	12/15/25	(0.45%) — Monthly	Goldman Sachs Volatility	7,781
					Carry US Series 85 Excess
					Return Strategy — Monthly ††
181,398	190,564	—	12/15/25	(0.30%) — Monthly	Goldman Sachs Volatility of	9,144
					Volatility Carry Excess Return
					Strategy — Monthly †
457,171	458,452	—	12/15/25	(0.30%) — Monthly	Goldman Sachs Volatility	1,224
					of Volatility Carry Series 69
					Excess Return Strategy —
					Monthly †
41,040	43,984	—	12/15/25	1 month USD-LIBOR-	New Relic Inc. — Monthly	(2,948)
				BBA minus 0.35% —
				Monthly
21,351	21,802	—	12/15/25	1 month USD-LIBOR-	Progyny, Inc. — Monthly	(452)
				BBA minus 0.35% —
				Monthly
4,702	4,692	—	12/15/25	Secured Overnight	Sillajen Inc. — Monthly	9
				Financing Rate minus
				0.18% — Monthly
JPMorgan Chase Bank N.A.
1,073,231	1,090,589	—	12/16/22	(Secured Overnight	A basket (JPCMPTFL) of	17,433
				Financing Rate plus	common stocks — Monthly*
				0.41%) — Monthly
UBS AG
8,377,875	8,620,658	—	5/22/23	(Secured Overnight	A basket (UBSPUSER) of	245,537
				Financing Rate plus	common stocks — Monthly*
				0.35%) — Monthly

18	Putnam VT Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/21 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
UBS AG cont.
$1,539,946	$1,534,114	$—	11/2/22	Secured Overnight	MSCI Daily TR Net Emerging	$5,810
				Financing Rate minus	Markets USD — Monthly
				0.07% — Monthly
8,386,240	8,648,482	—	5/22/23	Secured Overnight	S&P 500 Total Return 4 Jan	(261,434)
				Financing Rate plus	1988 Index — Monthly
				0.20% — Monthly
Upfront premium received		—		Unrealized appreciation		632,363
Upfront premium (paid)		—		Unrealized (depreciation)		(665,544)
Total		$—		Total		$(33,181)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

† Replicates exposure to the difference between the implied and the realized volatility risk premium in the CBOE Volatility Index option market, with a delta hedge overlay.

†† Replicates exposure to the difference between the implied and the realized volatility risk premium on the S&P500 Index, with a delta hedge overlay.

††† BEFSBAXD is a trend strategy that invests in global futures (excluding commodities) based on long and short term trends in futures prices.

A BASKET (MLFCF15) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Apple, Inc.	Technology	2,075	$368,376	6.86%
Alphabet, Inc. Class A	Technology	97	280,084	5.22%
Microsoft Corp.	Technology	669	224,845	4.19%
Amazon.com, Inc.	Consumer cyclicals	57	188,478	3.51%
NVIDIA Corp.	Technology	565	166,132	3.09%
JPMorgan Chase & Co.	Financials	827	130,949	2.44%
Accenture PLC Class A	Technology	285	118,205	2.20%
Qualcomm, Inc.	Technology	566	103,448	1.93%
Bristol-Myers Squibb Co.	Health care	1,605	100,041	1.86%
Intuit, Inc.	Technology	149	95,714	1.78%
Goldman Sachs Group, Inc. (The)	Financials	235	89,891	1.67%
Citigroup, Inc.	Financials	1,400	84,573	1.58%
Walmart, Inc.	Consumer cyclicals	583	84,363	1.57%
Abbott Laboratories	Health care	561	78,989	1.47%
Ford Motor Co.	Consumer cyclicals	3,644	75,677	1.41%
Verizon Communications, Inc.	Communication services	1,353	70,290	1.31%
Target Corp.	Consumer cyclicals	298	68,961	1.28%
Adobe, Inc.	Technology	119	67,462	1.26%
Philip Morris International, Inc.	Consumer staples	705	66,980	1.25%
Cisco Systems, Inc./California	Technology	1,015	64,340	1.20%
Lockheed Martin Corp.	Capital goods	176	62,583	1.17%
Fortinet, Inc.	Technology	166	59,765	1.11%
Merck & Co., Inc.	Health care	775	59,399	1.11%
Procter & Gamble Co. (The)	Consumer staples	346	56,552	1.05%
Align Technology, Inc.	Health care	82	53,786	1.00%
MetLife, Inc.	Financials	839	52,442	0.98%
Colgate-Palmolive Co.	Consumer staples	585	49,908	0.93%
DuPont de Nemours, Inc.	Basic materials	614	49,620	0.92%
McDonald’s Corp.	Consumer staples	182	48,783	0.91%
O’Reilly Automotive, Inc.	Consumer cyclicals	68	48,242	0.90%
Coca-Cola Co. (The)	Consumer staples	814	48,201	0.90%
Vertex Pharmaceuticals, Inc.	Health care	214	46,941	0.87%
Exelon Corp.	Utilities and power	811	46,841	0.87%
CSX Corp.	Transportation	1,241	46,656	0.87%
McKesson Corp.	Health care	182	45,170	0.84%
Meta Flatforms, Inc. Class A	Technology	130	43,779	0.82%
Synopsys, Inc.	Technology	116	42,750	0.80%

Putnam VT Multi-Asset Absolute Return Fund	19

A BASKET (MLFCF15) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
Parker Hannifin Corp.	Capital goods	127	$40,466	0.75%
Cadence Design Systems, Inc.	Technology	210	39,176	0.73%
Edwards Lifesciences Corp.	Health care	296	38,378	0.71%
Southern Co. (The)	Utilities and power	552	37,844	0.70%
Veeva Systems, Inc. Class A	Technology	138	35,363	0.66%
Weyerhaeuser Co.	Basic materials	851	35,044	0.65%
Marriott International, Inc./MD Class A	Consumer cyclicals	210	34,746	0.65%
Atlassian Corp PLC Class A (Australia)	Technology	90	34,355	0.64%
Pinterest, Inc. Class A	Technology	936	34,015	0.63%
Gartner, Inc.	Consumer cyclicals	101	33,667	0.63%
General Dynamics Corp.	Capital goods	156	32,531	0.61%
Ameriprise Financial, Inc.	Financials	108	32,512	0.61%
American Electric Power Co., Inc.	Utilities and power	342	30,404	0.57%

A BASKET (GSGLPWDL) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
AT&T, Inc.	Communication services	1,498	$36,840	0.55%
Eiffage SA (France)	Basic materials	357	36,761	0.55%
Bank Leumi Le-Israel BM (Israel)	Financials	3,408	36,667	0.54%
Sonic Healthcare, Ltd. (Australia)	Health care	1,077	36,527	0.54%
FactSet Research Systems, Inc.	Consumer cyclicals	74	35,787	0.53%
KLA Corp.	Technology	83	35,726	0.53%
PepsiCo, Inc.	Consumer staples	205	35,650	0.53%
Edenred (France)	Consumer cyclicals	771	35,631	0.53%
Brenntag AG (Germany)	Basic materials	390	35,352	0.52%
Skanska AB (Sweden)	Basic materials	1,364	35,351	0.52%
A.O. Smith Corp.	Capital goods	411	35,260	0.52%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	71	35,171	0.52%
Textron, Inc.	Capital goods	455	35,154	0.52%
Synopsys, Inc.	Technology	95	35,144	0.52%
Cadence Design Systems, Inc.	Technology	188	35,099	0.52%
Lam Research Corp.	Technology	49	35,045	0.52%
Thales SA (France)	Technology	410	34,876	0.52%
Avery Dennison Corp.	Basic materials	160	34,699	0.51%
Segro PLC (United Kingdom)	Financials	1,781	34,631	0.51%
Mettler-Toledo International, Inc.	Health care	20	34,506	0.51%
Fortive Corp.	Capital goods	452	34,462	0.51%
Sealed Air Corp.	Basic materials	511	34,461	0.51%
Marubeni Corp. (Japan)	Conglomerates	3,519	34,247	0.51%
Secom Co., Ltd. (Japan)	Consumer cyclicals	493	34,232	0.51%
PPG Industries, Inc.	Basic materials	198	34,092	0.51%
Bank Hapoalim MB (Israel)	Financials	3,290	33,969	0.50%
SEI Investments Co.	Financials	556	33,882	0.50%
Cummins, Inc.	Capital goods	155	33,858	0.50%
ConocoPhillips	Energy	469	33,856	0.50%
Chevron Corp.	Energy	288	33,851	0.50%
Zebra Technologies Corp. Class A	Technology	57	33,748	0.50%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	1,064	33,735	0.50%
MSCI, Inc.	Technology	55	33,480	0.50%
Eastman Chemical Co.	Basic materials	276	33,400	0.50%
Exxon Mobil Corp.	Energy	545	33,328	0.49%
AMETEK, Inc.	Conglomerates	226	33,300	0.49%
GlaxoSmithKline PLC (United Kingdom)	Health care	1,528	33,223	0.49%
Iberdrola SA (Spain)	Utilities and power	2,799	33,173	0.49%
Sage Group PLC (The) (United Kingdom)	Technology	2,870	33,119	0.49%

20	Putnam VT Multi-Asset Absolute Return Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
Fidelity National Financial, Inc.	Financials	633	$33,041	0.49%
Roche Holding AG (Switzerland)	Health care	79	33,013	0.49%
Moncler SpA (Italy)	Consumer cyclicals	453	32,986	0.49%
Coinbase Global, Inc. Class A	Financials	131	32,984	0.49%
Osaka Gas Co., Ltd. (Japan)	Utilities and power	1,983	32,775	0.49%
Nordson Corp.	Capital goods	128	32,596	0.48%
Accenture PLC Class A	Technology	78	32,526	0.48%
RWE AG (Germany)	Utilities and power	797	32,415	0.48%
Pfizer, Inc.	Health care	546	32,215	0.48%
Weyerhaeuser Co.	Basic materials	780	32,138	0.48%
Dover Corp.	Capital goods	177	32,083	0.48%

A BASKET (GSGLPWDS) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Naturgy Energy Group SA (Spain)	Utilities and power	1,156	$37,666	0.57%
Heineken NV (Netherlands)	Consumer staples	332	37,369	0.56%
Argenx SE (Netherlands)	Health care	100	35,764	0.54%
Berkshire Hathaway, Inc. Class B	Financials	119	35,558	0.54%
Imperial Brands PLC (United Kingdom)	Consumer staples	1,617	35,383	0.53%
Veolia Environnement SA (France)	Utilities and power	963	35,356	0.53%
CH Robinson Worldwide, Inc.	Transportation	328	35,337	0.53%
AXA SA (France)	Financials	1,173	34,978	0.53%
Black Knight, Inc.	Technology	418	34,642	0.52%
Visa, Inc. Class A	Financials	160	34,611	0.52%
Waste Management, Inc.	Capital goods	207	34,529	0.52%
Atmos Energy Corp.	Utilities and power	329	34,512	0.52%
Masco Corp.	Consumer cyclicals	491	34,503	0.52%
Nutrien, Ltd. (Canada)	Basic materials	456	34,279	0.52%
Fastenal Co.	Consumer staples	534	34,226	0.52%
Wheaton Precious Metals Corp. (Canada)	Basic materials	795	34,105	0.51%
S&P Global, Inc.	Consumer cyclicals	72	34,067	0.51%
D.R. Horton, Inc.	Consumer cyclicals	313	33,907	0.51%
Ceridian HCM Holding, Inc.	Technology	323	33,773	0.51%
Equifax, Inc.	Consumer cyclicals	114	33,508	0.51%
Royalty Pharma PLC Class A	Health care	826	32,899	0.50%
BHP Group, Ltd. (Australia)	Basic materials	1,081	32,628	0.49%
Tokio Marine Holdings, Inc. (Japan)	Financials	586	32,548	0.49%
Pioneer Natural Resources Co.	Energy	174	31,637	0.48%
Broadridge Financial Solutions, Inc.	Financials	173	31,571	0.48%
Valero Energy Corp.	Energy	419	31,484	0.48%
VF Corp.	Consumer cyclicals	429	31,444	0.47%
Equinix, Inc.	Communication services	37	31,422	0.47%
Lucid Group, Inc.	Consumer cyclicals	826	31,420	0.47%
ORIX Corp. (Japan)	Financials	1,535	31,321	0.47%
REA Group, Ltd. (Australia)	Technology	256	31,256	0.47%
Waste Connections, Inc.	Capital goods	229	31,254	0.47%
CyberArk Software, Ltd. (Israel)	Technology	180	31,202	0.47%
CIE Generale Des Etablissements Michelin SCA (France)	Consumer cyclicals	190	31,159	0.47%
Ferguson PLC (United Kingdom)	Consumer staples	175	30,996	0.47%
Lonza Group AG (Switzerland)	Health care	37	30,883	0.47%
Essity AB Class B (Sweden)	Consumer staples	944	30,857	0.47%
AVEVA Group PLC (United Kingdom)	Technology	669	30,810	0.46%
Aon PLC	Financials	102	30,541	0.46%
Westinghouse Air Brake Technologies Corp.	Transportation	330	30,355	0.46%
M3, Inc. (Japan)	Health care	601	30,271	0.46%

Putnam VT Multi-Asset Absolute Return Fund	21

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
Kubota Corp. (Japan)	Capital goods	1,363	$30,267	0.46%
BNP Paribas SA (France)	Financials	435	30,126	0.45%
Epiroc AB Class A (Sweden)	Capital goods	1,186	30,091	0.45%
Jacobs Engineering Group, Inc.	Capital goods	216	30,022	0.45%
Avantor, Inc.	Health care	712	29,999	0.45%
Compagnie De Saint-Gobain (France)	Basic materials	423	29,813	0.45%
Check Point Software Technologies, Ltd. (Israel)	Technology	255	29,779	0.45%
Trend Micro, Inc. (Japan)	Technology	533	29,591	0.45%
Cooper Cos., Inc. (The)	Health care	71	29,544	0.45%

A BASKET (JPCMPTFL) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Viatris, Inc.	Health care	1,235	$16,704	1.53%
Coty, Inc. Class A	Consumer staples	1,575	16,535	1.52%
Change Healthcare, Inc.	Health care	766	16,378	1.50%
Ford Motor Co.	Consumer cyclicals	768	15,948	1.46%
Driven Brands Holdings, Inc.	Consumer cyclicals	473	15,895	1.46%
Dentsply Sirona, Inc.	Health care	271	15,137	1.39%
Bristol-Myers Squibb Co.	Health care	239	14,895	1.37%
General Motors Co.	Consumer cyclicals	250	14,666	1.34%
Hanesbrands, Inc.	Consumer cyclicals	860	14,384	1.32%
Columbia Sportswear Co.	Consumer cyclicals	143	13,909	1.28%
Delphi Automotive PLC	Capital goods	83	13,683	1.25%
Zoetis, Inc.	Health care	53	12,921	1.18%
T-Mobile US, Inc.	Communication services	110	12,815	1.18%
BorgWarner, Inc.	Capital goods	277	12,484	1.14%
TransDigm Group, Inc.	Capital goods	19	11,929	1.09%
AECOM	Capital goods	149	11,524	1.06%
Southern Copper Corp. (Peru)	Basic materials	175	10,788	0.99%
AZEK Co., Inc. (The)	Basic materials	233	10,787	0.99%
Datto Holding Corp.	Technology	385	10,143	0.93%
Thor Industries, Inc.	Consumer cyclicals	97	10,114	0.93%
Merck & Co., Inc.	Health care	127	9,734	0.89%
Petco Health & Wellness Co., Inc.	Consumer cyclicals	485	9,600	0.88%
lululemon athletica, Inc. (Canada)	Consumer cyclicals	24	9,528	0.87%
Skechers USA, Inc. Class A	Consumer cyclicals	219	9,520	0.87%
PVH Corp.	Consumer cyclicals	88	9,393	0.86%
Tandem Diabetes Care, Inc.	Health care	62	9,340	0.86%
Timken Co. (The)	Basic materials	130	8,977	0.82%
TopBuild Corp.	Basic materials	32	8,905	0.82%
Carter’s, Inc.	Consumer cyclicals	87	8,795	0.81%
Novavax, Inc.	Health care	61	8,717	0.80%
Qorvo, Inc.	Technology	55	8,661	0.79%
Catalent, Inc.	Health care	67	8,633	0.79%
Boston Scientific Corp.	Health care	187	7,924	0.73%
Nektar Therapeutics	Health care	585	7,907	0.73%
Mercury Systems, Inc.	Technology	144	7,904	0.72%
Comerica, Inc.	Financials	86	7,497	0.69%
Liberty Broadband Corp. Class A	Communication services	46	7,359	0.67%
Advanced Micro Devices, Inc.	Technology	51	7,351	0.67%
Virgin Galactic Holdings, Inc.	Consumer cyclicals	537	7,183	0.66%
Vertiv Holdings Co.	Capital goods	287	7,173	0.66%
Monolithic Power Systems, Inc.	Technology	15	7,170	0.66%
Hexcel Corp.	Capital goods	138	7,135	0.65%
Darling Ingredients, Inc.	Consumer staples	102	7,098	0.65%

22	Putnam VT Multi-Asset Absolute Return Fund

A BASKET (JPCMPTFL) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
Harley-Davidson, Inc.	Consumer cyclicals	186	$7,017	0.64%
Perrigo Co. PLC	Health care	178	6,925	0.63%
Reynolds Consumer Products, Inc.	Consumer cyclicals	219	6,889	0.63%
United Rentals, Inc.	Consumer cyclicals	21	6,889	0.63%
Quanta Services, Inc.	Capital goods	58	6,707	0.61%
Deckers Outdoor Corp.	Consumer cyclicals	18	6,617	0.61%
Dropbox, Inc. Class A	Technology	269	6,596	0.60%

A BASKET (UBSPUSER) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Microsoft Corp.	Technology	2,146	$721,589	8.37%
Apple, Inc.	Technology	2,662	472,704	5.48%
Amazon.com, Inc.	Consumer cyclicals	102	341,762	3.96%
Alphabet, Inc. Class C	Technology	93	269,070	3.12%
NVIDIA Corp.	Technology	668	196,493	2.28%
JPMorgan Chase & Co.	Financials	929	147,126	1.71%
Union Pacific Corp.	Transportation	578	145,687	1.69%
Danaher Corp.	Health care	431	141,669	1.64%
Johnson Controls International PLC	Capital goods	1,741	141,534	1.64%
Bank of America Corp.	Financials	3,124	138,979	1.61%
Tesla, Inc.	Consumer cyclicals	129	136,782	1.59%
Meta Flatforms, Inc. Class A	Technology	394	132,408	1.54%
Regeneron Pharmaceuticals, Inc.	Health care	203	128,145	1.49%
Walmart, Inc.	Consumer cyclicals	877	126,823	1.47%
O’Reilly Automotive, Inc.	Consumer cyclicals	161	113,555	1.32%
Northrop Grumman Corp.	Capital goods	280	108,505	1.26%
Anthem, Inc.	Health care	224	103,796	1.20%
American Tower Corp.	Communication services	355	103,741	1.20%
Citigroup, Inc.	Financials	1,698	102,524	1.19%
Mastercard, Inc. Class A	Consumer cyclicals	284	102,095	1.18%
Thermo Fisher Scientific, Inc.	Health care	146	97,560	1.13%
Qualcomm, Inc.	Technology	530	96,875	1.12%
UnitedHealth Group, Inc.	Health care	192	96,571	1.12%
Adobe, Inc.	Technology	167	94,734	1.10%
Visa, Inc. Class A	Financials	424	91,975	1.07%
AbbVie, Inc.	Health care	662	89,623	1.04%
Procter & Gamble Co. (The)	Consumer staples	526	86,047	1.00%
Nike, Inc. Class B	Consumer cyclicals	516	85,952	1.00%
Goldman Sachs Group, Inc. (The)	Financials	219	83,879	0.97%
ConocoPhillips	Energy	1,158	83,602	0.97%
Intuit, Inc.	Technology	123	79,054	0.92%
Johnson & Johnson	Health care	445	76,113	0.88%
PayPal Holdings, Inc.	Consumer cyclicals	403	76,032	0.88%
TJX Cos., Inc. (The)	Consumer cyclicals	976	74,085	0.86%
General Motors Co.	Consumer cyclicals	1,259	73,819	0.86%
Charter Communications, Inc. Class A	Communication services	113	73,442	0.85%
Merck & Co., Inc.	Health care	956	73,238	0.85%
Advanced Micro Devices, Inc.	Technology	488	70,233	0.81%
HCA Healthcare, Inc.	Health care	253	65,092	0.76%
Southwest Airlines Co.	Transportation	1,488	63,759	0.74%
NRG Energy, Inc.	Utilities and power	1,447	62,354	0.72%
Home Depot, Inc. (The)	Consumer cyclicals	150	62,106	0.72%
Target Corp.	Consumer cyclicals	268	62,069	0.72%
Freeport-McMoRan, Inc. (Indonesia)	Basic materials	1,446	60,358	0.70%
Sherwin-Williams Co. (The)	Basic materials	170	59,781	0.69%

Putnam VT Multi-Asset Absolute Return Fund	23

A BASKET (UBSPUSER) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
PepsiCo, Inc.	Consumer staples	341	$59,171	0.69%
Hilton Worldwide Holdings, Inc.	Consumer cyclicals	372	58,045	0.67%
Cadence Design Systems, Inc.	Technology	311	58,008	0.67%
American International Group, Inc.	Financials	1,008	57,326	0.66%
Exxon Mobil Corp.	Energy	933	57,096	0.66%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/21

		Upfront		Payments	Total return	Unrealized
		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
$1,018,000	$39,600	$(19)	1/15/32	2.78% — At maturity	USA Non-revised Consumer	$(39,619)
					Price Index-Urban (CPI-U) —
					At maturity
3,191,000	83,157	(32)	9/13/26	2.7375% — At maturity	USA Non-revised Consumer	(83,190)
					Price Index-Urban (CPI-U) —
					At maturity
Total		$(51)				$(122,809)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/21

		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6 Index	B+/P	$68	$999	$280	5/11/63	300 bp — Monthly	$(211)
CMBX NA BBB–.6 Index	B+/P	121	1,998	559	5/11/63	300 bp — Monthly	(437)
CMBX NA BBB–.6 Index	B+/P	228	3,996	1,118	5/11/63	300 bp — Monthly	(888)
CMBX NA BBB–.6 Index	B+/P	247	3,996	1,118	5/11/63	300 bp — Monthly	(869)
Barclays Bank PLC
CMBX NA BBB–.6 Index	B+/P	887	7,993	2,236	5/11/63	300 bp — Monthly	(1,345)
CMBX NA BBB–.7 Index	BB–/P	141	25,000	5,020	1/17/47	300 bp — Monthly	(4,865)
Citigroup Global Markets, Inc.
CMBX NA BB.6 Index	B-/P	2,439	16,320	7,192	5/11/63	500 bp — Monthly	(4,738)
CMBX NA BB.7 Index	B/P	459	9,000	3,034	1/17/47	500 bp — Monthly	(2,566)
CMBX NA BBB–.6 Index	B+/P	25,281	396,642	110,980	5/11/63	300 bp — Monthly	(85,468)
Credit Suisse International
CMBX NA A.6 Index	BBB+/P	(32)	29,000	2,839	5/11/63	200 bp — Monthly	(2,860)
CMBX NA BBB–.6 Index	B+/P	74,418	791,286	221,402	5/11/63	300 bp — Monthly	(146,521)
CMBX NA BBB–.7 Index	BB–/P	3,952	50,000	10,040	1/17/47	300 bp — Monthly	(6,059)
CMBX NA BBB–.7 Index	BB–/P	7,909	107,000	21,486	1/17/47	300 bp — Monthly	(13,514)
Goldman Sachs International
CMBX NA A.6 Index	BBB+/P	309	6,000	587	5/11/63	200 bp — Monthly	(276)
CMBX NA A.6 Index	BBB+/P	419	8,000	783	5/11/63	200 bp — Monthly	(361)
CMBX NA A.6 Index	BBB+/P	1,018	20,000	1,958	5/11/63	200 bp — Monthly	(932)
CMBX NA A.6 Index	BBB+/P	3,977	62,000	6,070	5/11/63	200 bp — Monthly	(2,069)
CMBX NA BBB–.6 Index	B+/P	260	2,997	839	5/11/63	300 bp — Monthly	(577)
CMBX NA BBB–.6 Index	B+/P	259	2,997	839	5/11/63	300 bp — Monthly	(578)
CMBX NA BBB–.6 Index	B+/P	422	4,995	1,398	5/11/63	300 bp — Monthly	(973)
CMBX NA BBB–.6 Index	B+/P	661	5,995	1,677	5/11/63	300 bp — Monthly	(1,012)
CMBX NA BBB–.6 Index	B+/P	591	6,994	1,957	5/11/63	300 bp — Monthly	(1,362)
CMBX NA BBB–.6 Index	B+/P	365	6,994	1,957	5/11/63	300 bp — Monthly	(1,588)
CMBX NA BBB–.6 Index	B+/P	633	7,993	2,236	5/11/63	300 bp — Monthly	(1,599)
CMBX NA BBB–.6 Index	B+/P	990	8,992	2,516	5/11/63	300 bp — Monthly	(1,520)
CMBX NA BBB–.6 Index	B+/P	435	8,992	2,516	5/11/63	300 bp — Monthly	(2,075)
CMBX NA BBB–.6 Index	B+/P	1,218	9,991	2,795	5/11/63	300 bp — Monthly	(1,572)
CMBX NA BBB–.6 Index	B+/P	1,160	13,987	3,914	5/11/63	300 bp — Monthly	(2,745)
CMBX NA BBB–.6 Index	B+/P	1,671	14,986	4,193	5/11/63	300 bp — Monthly	(2,513)
CMBX NA BBB–.6 Index	B+/P	2,221	15,986	4,473	5/11/63	300 bp — Monthly	(2,242)
CMBX NA BBB–.6 Index	B+/P	1,090	15,986	4,473	5/11/63	300 bp — Monthly	(3,373)

24	Putnam VT Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/21 cont.

		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6 Index	B+/P	$878	$17,984	$5,032	5/11/63	300 bp — Monthly	$(4,144)
CMBX NA BBB–.6 Index	B+/P	2,923	26,976	7,548	5/11/63	300 bp — Monthly	(4,609)
CMBX NA BBB–.6 Index	B+/P	3,376	35,968	10,064	5/11/63	300 bp — Monthly	(6,666)
CMBX NA BBB–.6 Index	B+/P	4,360	57,948	16,214	5/11/63	300 bp — Monthly	(11,820)
CMBX NA BBB–.7 Index	BB–/P	695	8,000	1,606	1/17/47	300 bp — Monthly	(907)
CMBX NA BBB–.7 Index	BB–/P	1,448	17,000	3,414	1/17/47	300 bp — Monthly	(1,956)
CMBX NA BBB–.7 Index	BB–/P	1,478	20,000	4,016	1/17/47	300 bp — Monthly	(2,526)
JPMorgan Securities LLC
CMBX NA BBB–.6 Index	B+/P	241,696	755,318	211,338	5/11/63	300 bp — Monthly	30,798
Merrill Lynch International
CMBX NA BBB–.6 Index	B+/P	51,465	190,828	53,394	5/11/63	300 bp — Monthly	(1,818)
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6 Index	B+/P	4,306	64,941	18,171	5/11/63	300 bp — Monthly	(13,826)
Upfront premium received		446,474	Unrealized appreciation				30,798
Upfront premium (paid)		(32)	Unrealized (depreciation)				(345,980)
Total		$446,442	Total				$(315,182)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2021. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/21

	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(329)	$3,000	$827	11/17/59	(500 bp) — Monthly	$495
CMBX NA BB.10 Index	(313)	3,000	827	11/17/59	(500 bp) — Monthly	510
CMBX NA BB.11 Index	(1,166)	9,000	824	11/18/54	(500 bp) — Monthly	(351)
CMBX NA BB.11 Index	(283)	3,000	275	11/18/54	(500 bp) — Monthly	(11)
CMBX NA BB.8 Index	(176)	966	366	10/17/57	(500 bp) — Monthly	189
CMBX NA BB.9 Index	(3,716)	36,000	8,312	9/17/58	(500 bp) — Monthly	4,561
Credit Suisse International
CMBX NA BB.10 Index	(801)	6,000	1,653	11/17/59	(500 bp) — Monthly	847
CMBX NA BB.10 Index	(714)	6,000	1,653	11/17/59	(500 bp) — Monthly	934
CMBX NA BB.7 Index	(300)	16,320	7,192	5/11/63	(500 bp) — Monthly	6,876
CMBX NA BB.8 Index	(175)	966	366	10/17/57	(500 bp) — Monthly	190
CMBX NA BB.9 Index	(1,504)	15,000	3,464	9/17/58	(500 bp) — Monthly	1,945
Goldman Sachs International
CMBX NA BB.7 Index	(9,130)	54,000	18,203	1/17/47	(500 bp) — Monthly	9,021
CMBX NA BB.7 Index	(2,738)	15,000	5,057	1/17/47	(500 bp) — Monthly	2,304
CMBX NA BB.9 Index	(357)	3,000	693	9/17/58	(500 bp) — Monthly	333
CMBX NA BB.9 Index	(361)	3,000	693	9/17/58	(500 bp) — Monthly	329
JPMorgan Securities LLC
CMBX NA BBB–.7 Index	(44,370)	189,000	37,951	1/17/47	(300 bp) — Monthly	(6,529)
Merrill Lynch International
CMBX NA BB.10 Index	(341)	6,000	1,653	11/17/59	(500 bp) — Monthly	1,306
CMBX NA BB.11 Index	(3,460)	7,000	641	11/18/54	(500 bp) — Monthly	(2,826)
CMBX NA BB.9 Index	(351)	9,000	2,078	9/17/58	(500 bp) — Monthly	1,719
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(3,869)	38,000	7,630	1/17/47	(300 bp) — Monthly	3,736
CMBX NA BB.10 Index	(315)	3,000	827	11/17/59	(500 bp) — Monthly	509

Putnam VT Multi-Asset Absolute Return Fund	25

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/21 cont.

	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(728)	$6,000	$1,385	9/17/58	(500 bp) — Monthly	$652
CMBX NA BB.9 Index	(364)	3,000	693	9/17/58	(500 bp) — Monthly	326
Upfront premium received	—		Unrealized appreciation			36,782
Upfront premium (paid)	(75,861)		Unrealized (depreciation)			(9,717)
Total	$(75,861)		Total			$27,065

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/21

	Upfront
	premium			Termi-	Payments	Unrealized
	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)

NA HY Series 37 Index	$124,984	$1,324,000	$120,815	12/20/26	(500 bp) — Quarterly	$1,962

Total	$124,984					$1,962

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

26	Putnam VT Multi-Asset Absolute Return Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows: Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$136,790	$109,007	$—
Capital goods	42,923	22,217	—
Communication services	16,785	6,067	—
Consumer cyclicals	15,702	171,538	—
Consumer staples	176,521	106,952	—
Energy	24,076	53,276	—
Financials	114,164	338,315	—
Health care	—	122,206	—
Technology	235,439	922,574	—
Transportation	—	110,648	—
Utilities and power	46,242	—	—
Total common stocks	808,642	1,962,800	—
Asset-backed securities	—	100,000	25,015
Commodity linked notes	—	1,470,674	—
Corporate bonds and notes	—	85,173	—
Foreign government and agency bonds and notes	—	131,210	—
Investment companies	2,118,205	—	—
Mortgage-backed securities	—	922,149	—
U.S. government and agency mortgage obligations	—	3,153,203	—
Warrants	—	223,121	—
Short-term investments	—	15,384,600	—
Totals by level	$2,926,847	$23,432,930	$25,015

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$4,807	$—
Futures contracts	202,110	—	—
Forward premium swap option contracts	—	(1,432)	—
TBA sale commitments	—	(3,039,782)	—
Interest rate swap contracts	—	4,031	—
Total return swap contracts	—	(155,939)	—
Credit default contracts	—	(781,720)	—
Totals by level	$202,110	$(3,970,035)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Asset Absolute Return Fund	27

Statement of assets and liabilities
12/31/21

Assets
Investment in securities, at value, including $919,981 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $14,765,668)	$15,474,177
Affiliated issuers (identified cost $10,910,615) (Note 5)	10,910,615
Cash	1,713,647
Foreign currency (cost $2,130) (Note 1)	2,131
Foreign tax reclaim	4,023
Dividends, interest and other receivables	33,728
Receivable for investments sold	86,365
Receivable for sales of TBA securities (Note 1)	3,040,576
Receivable from Manager (Note 2)	16,684
Receivable for variation margin on futures contracts (Note 1)	5,270
Receivable for variation margin on centrally cleared swap contracts (Note 1)	18,556
Unrealized appreciation on forward premium swap option contracts (Note 1)	1,400
Unrealized appreciation on forward currency contracts (Note 1)	233,923
Unrealized appreciation on OTC swap contracts (Note 1)	699,943
Premium paid on OTC swap contracts (Note 1)	75,893
Total assets	32,316,931

Liabilities
Payable for investments purchased	75,299
Payable for purchases of TBA securities (Note 1)	3,154,633
Payable for shares of the fund repurchased	3,361
Payable for custodian fees (Note 2)	12,696
Payable for investor servicing fees (Note 2)	2,710
Payable for Trustee compensation and expenses (Note 2)	3,368
Payable for administrative services (Note 2)	251
Payable for distribution fees (Note 2)	4,926
Payable for variation margin on futures contracts (Note 1)	15,611
Payable for variation margin on centrally cleared swap contracts (Note 1)	16,204
Unrealized depreciation on OTC swap contracts (Note 1)	1,021,241
Premium received on OTC swap contracts (Note 1)	446,474
Unrealized depreciation on forward currency contracts (Note 1)	229,116
Unrealized depreciation on forward premium swap option contracts (Note 1)	2,832
TBA sale commitments, at value (proceeds receivable $3,038,242) (Note 1)	3,039,782
Collateral on securities loaned, at value (Note 1)	942,055
Other accrued expenses	78,471
Total liabilities	9,049,030

Net assets	$23,267,901

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$23,110,772
Total distributable earnings (Note 1)	157,129
Total — Representing net assets applicable to capital shares outstanding	$23,267,901
Computation of net asset value Class IA
Net assets	$121,564
Number of shares outstanding	12,732
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.55
Computation of net asset value Class IB
Net assets	$23,146,337
Number of shares outstanding	2,473,496
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.36

The accompanying notes are an integral part of these financial statements.

28	Putnam VT Multi-Asset Absolute Return Fund

Statement of operations

Year ended 12/31/21

Investment income
Dividends (net of foreign tax of $10,256)	$145,089
Interest (including interest income of $9,856 from investments in affiliated issuers) (Note 5)	97,798
Securities lending (net of expenses) (Notes 1 and 5)	560
Total investment income	243,447

Expenses
Compensation of Manager (Note 2)	165,627
Investor servicing fees (Note 2)	16,306
Custodian fees (Note 2)	57,656
Trustee compensation and expenses (Note 2)	924
Distribution fees (Note 2)	58,013
Administrative services (Note 2)	579
Auditing and tax fees	86,287
Other	20,703
Fees waived and reimbursed by Manager (Note 2)	(138,189)
Total expenses	267,906
Expense reduction (Note 2)	(198)
Net expenses	267,708

Net investment loss	(24,261)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	1,664,202
Foreign currency transactions (Note 1)	(3,532)
Forward currency contracts (Note 1)	(221,290)
Futures contracts (Note 1)	(755,923)
Swap contracts (Note 1)	274,207
Written options (Note 1)	8,616
Total net realized gain	966,280
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(838,050)
Assets and liabilities in foreign currencies	20
Forward currency contracts	(53,061)
Futures contracts	185,678
Swap contracts	(44,554)
Written options	(4,371)
Total change in net unrealized depreciation	(754,338)

Net gain on investments	211,942

Net increase in net assets resulting from operations	$187,681

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Asset Absolute Return Fund	29

Statement of changes in net assets

	Year ended	Year ended
	12/31/21	12/31/20
Decrease in net assets
Operations:
Net investment income (loss)	$(24,261)	$113,421
Net realized gain (loss) on investments and foreign currency transactions	966,280	(2,451,428)
Change in net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(754,338)	377,114
Net increase (decrease) in net assets resulting from operations	187,681	(1,960,893)
Decrease from capital share transactions (Note 4)	(1,277,972)	(132,712)
Total decrease in net assets	(1,090,291)	(2,093,605)
Net assets:
Beginning of year	24,358,192	26,451,797
End of year	$23,267,901	$24,358,192

The accompanying notes are an integral part of these financial statements.

30	Putnam VT Multi-Asset Absolute Return Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:						LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From Net investment income	From net realized gain on investments	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)[f]
Class IA
12/31/21	$9.45	.02	.08	.10	—	—	—	—	$9.55	1.06	$122.90		.18	1,146
12/31/20	10.18	.07	(.80)	(.73)	—	—	—	—	9.45	(7.17)	58.90		.75	749
12/31/19	9.61	.22	.35	.57	—	—	—	—	10.18	5.93	69.90		2.17	476
12/31/18	10.88	.15	(.95)	(.80)	(.06)	(.39)	(.02)	(.47)	9.61	(7.57)	12.90		1.45	449
12/31/17	10.15	.10	.63	.73	—	—	—	—	10.88	7.19	20.90		.98	576
Class IB
12/31/21	$9.29	(.01)	.08	.07	—	—	—	—	$9.36	.75	$23,146	1.15	(.10)	1,146
12/31/20	10.03	.04	(.78)	(.74)	—	—	—	—	9.29	(7.38)	24,300	1.15	.46	749
12/31/19	9.47	.17	.39	.56	—	—	—	—	10.03	5.91	26,383	1.15	1.73	476
12/31/18	10.73	.12	(.94)	(.82)	(.03)	(.39)	(.02)	(.44)	9.47	(7.84)	27,359	1.15	1.22	449
12/31/17	10.03	.08	.62	.70	—	—	—	—	10.73	6.98	33,221	1.15	.76	576

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average
net assets
12/31/21	0.59%
12/31/20	0.61
12/31/19	0.45
12/31/18	0.60
12/31/17	0.45

f Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Asset Absolute Return Fund	31

Notes to financial statements 12/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2021 through December 31, 2021.

Putnam VT Multi-Asset Absolute Return Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek positive total return. In pursuing a positive total return, the fund’s strategies are generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. The fund aims to accomplish this objective by combining “directional” strategies and “non-directional” strategies. The directional strategies seek efficient, diversified exposure to investment markets. They also seek to balance risk and provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The non-directional strategies aim to provide positive returns that have minimal correlation with traditional asset classes, such as equities or equity-like investments. The non-directional strategies are generally implemented using paired long and short positions in an effort to capitalize on long-term market inefficiencies and short-term opportunities. The non-directional strategies may involve the use of active trading strategies, currency transactions and options transactions.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swaps in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index

32	Putnam VT Multi-Asset Absolute Return Fund

levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

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An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the coun-terparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from coun-terparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

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TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $703,282 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $547,905 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $942,055 and the value of securities loaned amounted to $919,981.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2021 the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$495,731	$—	$495,731

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $315,768 to increase undistributed net investment income and $315,768 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,394,931
Unrealized depreciation	(2,049,546)
Net unrealized appreciation	345,385
Undistributed ordinary income	307,404
Capital loss carryforward	(495,731)
Cost for federal income tax purposes:	$22,271,482

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 49.8% of the fund is owned by accounts of one insurance company.

Putnam VT Multi-Asset Absolute Return Fund	35

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.711% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $119,335 as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through April 30, 2023, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $18,854 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$65
Class IB	16,241
Total	$16,306

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $198 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $15, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments (Long-term)	$137,289,873	$143,798,077
U.S. government securities
(Long-term)	—	—
Total	$137,289,873	$143,798,077

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

36	Putnam VT Multi-Asset Absolute Return Fund

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/21		Year ended 12/31/20		Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	7,711	$72,310	1,588	$15,276	324,686	$2,989,334	610,740	$5,754,931
Shares issued in connection with
reinvestment of distributions	—	—	—	—	—	—	—	—
	7,711	72,310	1,588	15,276	324,686	2,989,334	610,740	5,754,931
Shares repurchased	(1,112)	(10,323)	(2,262)	(21,692)	(468,095)	(4,329,293)	(625,324)	(5,881,227)
Net increase (decrease)	6,599	$61,987	(674)	$(6,416)	(143,409)	$(1,339,959)	(14,584)	$(126,296)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class IA	1,134	8.91%	$10,830

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/20	Purchase cost	Sale proceeds	Investment income	12/31/21
Short-term investments
Putnam Cash Collateral Pool, LLC*	$1,357,775	$30,089,095	$30,504,815	$786	$942,055
Putnam Short Term Investment
Fund**	9,670,286	6,494,687	6,196,413	9,856	9,968,560
Total Short-term investments	$11,028,061	$36,583,782	$36,701,228	$10,642	$10,910,615

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Putnam VT Multi-Asset Absolute Return Fund	37

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$1,000
Purchased currency option contracts (contract amount)	$1,600,000
Purchased swap option contracts (contract amount)	$480,000
Written currency option contracts (contract amount)	$1,600,000
Written swap option contracts (contract amount)	$440,000
Futures contracts (number of contracts)	200
Forward currency contracts (contract amount)	$32,100,000
Centrally cleared interest rate swap contracts (notional)	$7,100,000
OTC total return swap contracts (notional)	$49,800,000
Centrally cleared total return swap contracts (notional)	$4,500,000
OTC credit default contracts (notional)	$3,300,000
Centrally cleared credit default contracts (notional)	$4,100,000
Warrants (number of warrants)	110,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net assets —		Payables, Net assets —
Credit contracts	Unrealized appreciation	$102,926	Unrealized depreciation	$884,646*
Foreign exchange contracts	Investments, Receivables	233,923	Payables	229,116
	Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	944,243*	Unrealized depreciation	665,544
	Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets — Un-
Interest rate contracts	appreciation	153,813*	realized depreciation	160,621*
Total		$1,434,905		$1,939,927

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

				Forward
Derivatives not accounted for as hedging				currency
instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(36,383)	$(36,383)
Foreign exchange contracts	—	(5,643)	—	(221,290)	—	(226,933)
Equity contracts	(34,707)	(145,874)	(39,318)	—	522,926	303,027
Interest rate contracts	—	25,236	(716,605)	—	(212,336)	(903,705)
Total	$(34,707)	$(126,281)	$(755,923)	$(221,290)	$274,207	$(863,994)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

				Forward
Derivatives not accounted for as hedging				currency
instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$90,710	$90,710
Foreign exchange contracts	—	—	—	(53,061)	—	(53,061)
Equity contracts	(60,105)	143,236	96,572	—	(11,691)	168,012
Interest rate contracts	—	(2,736)	89,106	—	(123,573)	(37,203)
Total	$(60,105)	$140,500	$185,678	$(53,061)	$(44,554)	$168,458

38	Putnam VT Multi-Asset Absolute Return Fund

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Putnam VT Multi-Asset Absolute Return Fund	39

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest
rate swap contracts§	$—	$—	$18,556	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$18,556
OTC Total return
swap contracts*#	151,837	—	—	—	9,583	—	5,899	196,264	—	17,433	—	—	—	—	—	—	251,347	—	632,363
OTC Credit default
contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection purchased*#	—	—	—	—	—	11,376	14,286	24,573	—	—	37,841	4,351	10,499	—	—	—	—	—	102,926
Centrally cleared credit
default contracts§	—	—		—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	5,270	—	—	—	—	—	—	—	5,270
Forward currency
contracts#	12,449	18,828	—	—	18,758	—	3,142	19,932	9,517	18,001	—	—	13,496	10,269	52,796	24,632	30,213	1,890	233,923
Forward premium swap
option contracts #	173	—	—	—	—	—	—	129	—	1,098	—	—	—	—	—	—	—	—	1,400
Total Assets	$164,459	$18,828	$18,556	$—	$28,341	$11,376	$23,327	$240,898	$9,517	$36,532	$43,111	$4,351	$23,995	$10,269	$52,796	$24,632	$281,560	$1,890	$994,438
Liabilities:
Centrally cleared interest
rate swap contracts§	—	—	15,012	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	15,012
OTC Total return
swap contracts*#	161,999	7,791	—	—	48,160	—	—	186,160	—	—	—	—	—	—	—	—	261,434	—	665,544
Centrally cleared total
return swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection sold*#	3,069	7,238	—	—	—	120,951	255,201	92,852	—	—	210,898	53,283	18,132	—	—	—	—	—	761,624
OTC Credit default
contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	1,192	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,192
Futures contracts§	—	—	—	12,377	—	—	—	—	—	—	3,234	—	—	—	—	—	—	—	15,611
Forward currency
contracts#	6,152	5,068	—	—	6,339	—	5,349	13,603	10,796	38,557	—	—	38,366	5,967	52,145	14,807	27,634	4,333	229,116
Forward premium swap
option contracts #	1,500	—	—	—	—	—	—	132	—	1,200	—	—	—	—	—	—	—	—	2,832
Total Liabilities	$172,720	$20,097	$16,204	$12,377	$54,499	$120,951	$260,550	$292,747	$10,796	$39,757	$214,132	$53,283	$56,498	$5,967	$52,145	$14,807	$289,068	$4,333	$1,690,931
Total Financial and
Derivative Net Assets	$(8,261)	$(1,269)	$2,352	$(12,377)	$(26,158)	$(109,575)	$(237,223)	$(51,849)	$(1,279)	$(3,225)	$(171,021)	$(48,932)	$(32,503)	$4,302	$651	$9,825	$(7,508)	$(2,443)	$(696,493)
Total collateral
received (pledged)†##	$—	$—	$—	$—	$—	$(109,575)	$(182,981)	$(30,997)	$—	$—	$(171,021)	$—	$—	$—	$—	$—	$—	$—
Net amount	$(8,261)	$(1,269)	$2,352	$(12,377)	$(26,158)	$—	$(54,242)	$(20,852)	$(1,279)	$(3,225)	$—	$(48,932)	$(32,503)	$4,302	$651	$9,825	$(7,508)	$(2,443)

40	Putnam VT Multi-Asset Absolute Return Fund	Putnam VT Multi-Asset Absolute Return Fund	41

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Controlled collateral
received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including
TBA commitments)**	$—	$—	$—	$—	$—	$(111,989)	$(182,981)	$(30,997)	$—	$—	$(221,938)	$—	$—	$—	$—	$—	$—	$—	$(547,905)

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/ (depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $355,880 and $212,947, respectively.

Note 9 — New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

42	Putnam VT Multi-Asset Absolute Return Fund	Putnam VT Multi-Asset Absolute Return Fund	43

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Ravi Akhoury Born 1947 Trustee since 2009	Private investor	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.	
Barbara M. Baumann Born 1955 Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Paul L. Joskow Born 1947 Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.	Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

44	Putnam VT Multi-Asset Absolute Return Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Richard T. Kircher (Born 1962)	Denere P. Poulack (Born 1968)
Vice President and Chief Compliance Officer	Vice President and BSA Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2016	Since 2019	and Assistant Treasurer
Chief Compliance Officer and Chief Risk Officer,	Assistant Director, Operational Compliance,	Since 2004
Putnam Investments, and Chief Compliance	Putnam Investments and Putnam
Officer, Putnam Management	Retail Management	Janet C. Smith (Born 1965)
Vice President, Principal Financial
Nancy E. Florek (Born 1957)	Martin Lemaire (Born 1984)	Officer, Principal Accounting Officer,
Vice President, Director of Proxy Voting	Vice President and Derivatives Risk Manager	and Assistant Treasurer
and Corporate Governance, Assistant Clerk,	Since 2022	Since 2007
and Assistant Treasurer	Risk Manager and Risk Analyst,	Head of Fund Administration Services, Putnam
Since 2000	Putnam Investments	Investments and Putnam Management

Michael J. Higgins (Born 1976)	Susan G. Malloy (Born 1957)	Stephen J. Tate (Born 1974)
Vice President, Treasurer, and Clerk	Vice President and Assistant Treasurer	Vice President and Chief Legal Officer
Since 2010	Since 2007	Since 2021
	Head of Accounting and Middle Office Services,	General Counsel, Putnam Investments, Putnam
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management	Management, and Putnam Retail Management
Executive Vice President, Principal Executive
Officer, and Compliance Liaison	Alan G. McCormack (Born 1964)	Mark C. Trenchard (Born 1962)
Since 2004	Vice President and Derivatives Risk Manager	Vice President
	Since 2022	Since 2002
	Head of Quantitative Equities and Risk,	Director of Operational Compliance, Putnam
	Putnam Investments	Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Putnam VT Multi-Asset Absolute Return Fund	45

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisors	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam, III
Robert L. Reynolds
The Putnam Advisory Company, LLC	Legal Counsel	Manoj P. Singh
100 Federal Street	Ropes & Gray LLP	Mona K. Sutphen
Boston, MA 02110
Independent Registered
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
Limited Partnership
100 Federal Street
Boston, MA 02110

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

This report has been prepared for the shareholders
of Putnam VT Multi-Asset Absolute Return Fund.	VTAN110 328340 2/22

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2021	$76,733	$ —	$9,570	$ —
December 31, 2020	$71,264	$ —	$9,086	$ —

For the fiscal years ended December 31, 2021 and December 31, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $302,990 and $622,780 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2021	$ —	$293,420	$ —	$ —
December 31, 2020	$ —	$613,694	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 25, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 25, 2022